ANNUAL REPORT MARCH 31, 1998

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First Omaha
Family of Funds(R)

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                                               First Omaha Funds ANNUAL REPORT

                                                                      April 1998

DEAR SHAREHOLDER:
We are pleased to provide you with the First Omaha Family of Fund's Annual Report for the period ended March 31, 1998. In it you will find helpful information regarding your investment, its performance and its management. Also, our portfolio managers have given their observations on the stock and bond markets. Please read this Report carefully and retain it with your Prospectus for future reference.

While the stock market has rewarded investors greatly over the last three years, you should continue to remind yourself that the positive double-digit returns will not continue indefinitely. Stocks will experience reversals and sell-offs. The key is to maintain a long-term investment perspective and to invest in funds which match your objective and risk tolerance.

Once again, thank you for your investment in the First Omaha Family of Funds. We look forward to serving your future investment needs.

THE STOCK MARKET OUTLOOK

The equity markets continued to climb dramatically. The total return of the S&P 500 was 38% in 1995, 23% in 1996 and 33% in 1997. The average annual return of the S&P 500 for the three-year period ended December 31, 1997, was 31%, and the five-year return was 20%. To top off this remarkable period, the S&P 500 had a total return of 14% in the quarter ended March 31, 1998.

The S&P MidCap 400's average annual return over the three-year period ending December 31, 1997 was 27%, while the S&P SmallCap 600 earned a similar return of 29%. For the quarter ended March 31, 1998, the total return for both the S&P MidCap 400 and the S&P SmallCap 600 was about 11%. While not quite as strong as the S&P 500 returns, these indices also performed well above the long-term average return for stocks of 10 - 12%.

While stocks have performed very well in general, the largest stocks turned in the best returns. During 1997, the first four deciles of stocks in the S&P 500 ranked by market capitalization<F1> (or stocks with market capitalizations greater than $8.3 billion on January 1, 1997) outperformed the next five deciles (stocks with market capitalizations between $1.4 billion and $8.3 billion) by over 10%. In addition to the focus on the largest stocks, several sectors performed much better than others. In particular, the financial stocks (especially the bank stocks), the health care stocks, communication services and consumer cyclicals outperformed the S&P 500.

As the bull market progressed, investors have gotten more confident. The highest P/E (price to earnings) decile of the S&P 500 stocks was up 20% in the first quarter of 1998, almost 7% above the equally-weighted market and 5.5% above any other decile. It seems peculiar to us that investors appear to be less cautious as the market goes up, not more cautious.

A great number of factors have contributed to the stock market's rise, not the least of which has been a significant increase in corporate return on equity to its highest level in 30 years. The average annual return from 1967 to 1998 was 15.7%, while the average annual return on equity for that same time period excluding the past five years was 13.5%. The return on equity for the S&P Industrials in 1997 was just under 25%.

The rise of return on equity has been the result of several well-discussed factors. Some of these factors were driven by corporate management. Productivity improvements brought about by technology, corporate restructuring and cost-cutting efforts have contributed significantly to margin improvement. In addition several factors, beyond the control of corporate management, have had very positive impacts on returns and profitability. For example, a weaker dollar has made U.S. corporations more competitive worldwide. Weak commodity prices have had a positive impact by reducing input costs. A moderately growing economy with low inflation has kept interest costs down. And, last but not least, a corporate tax cut in 1986 added measurably to corporate profitability.

Rising profitability and lower interest rates and inflation have contributed to rising equity valuations. Since the early 1980s, the price/earnings ratio of the S&P Industrials has risen from under 10x to the current levels over 25x trailing earnings. The yield of the S&P Industrials is at about 1.5% compared to a 30-year average of almost 3.5%. Even when you add stock buybacks, the yield in 1997 would have been about 2%. Price to book value has averaged about 2.7x over the past 30 years and is currently slightly above 6.5x.

<F1> CAPITALIZATION or its abbreviation CAP represents the value of a company as determined by the stock price multiplied by the number of outstanding shares.

Is the market too high? We really can't predict the market, but what we do know is that this earnings expansion has been long relative to past experience, profitability is at historically high levels, stock valuations are high and expectations by market participants are very high. The potential for positive surprises, not yet discounted by the market, seem to be growing fewer in number while the potential for negative surprises appears to be increasing. So far, negative earnings surprises seem to have been concentrated in the commodity-oriented sectors such as energy, papers, chemicals, metals and semiconductors. However, slowing unit volume growth and rising unit labor costs could result in negative surprises spreading to other sectors of the economy in the future.

We believe it is key in all market environments to keep focused on the long-term attractiveness of any investment under consideration. Two factors are key to this decision. First - are the long-term fundamentals of the business attractive and sustainable? Second - can the stock be purchased below its long-term intrinsic value? Because the sustainability of current profit levels is in question and stock valuations are high, we remain neither bullish nor bearish _ but cautious.


FIRST OMAHA SMALL CAP VALUE FUND

The inception date for the First Omaha Small Cap Value Fund was June 10, 1996. The Fund has lagged both the S&P 400 MidCap and the S&P 600 SmallCap for the six-month period ending March 31, 1998. This can be explained by our disciplined approach to a diversified investment portfolio. The diversification across all sectors of the market is what leads to a portfolio that is less potentially volatile than comparable indices. In addition, performance was negatively impacted because the portfolio was underweighted in two strong performing sectors, telecommunications and communication services. Most of the stocks in those sectors simply did not meet our value criteria. Over the long term the Fund needs to stick to its strategy of investing in companies with strong market share, solid balance sheets and above average or improving return on shareholder equity. It is a diversified portfolio of equities chosen through consistent fundamental analysis that we believe will provide the potential for above average risk-adjusted returns over a normal market cycle.

During the six-month period ended March 31, 1998, there were no new additions or eliminations from the portfolio, although there were a number of portfolio adjustments made for valuation reasons. The position in Bandag, Inc. was reduced. While the company remains fundamentally sound we felt it warranted a lesser position in the portfolio due to recent price appreciation. Midwest Express Holdings, Inc. was also trimmed as it appreciated approximately 70% from its original purchase price, leaving us uncomfortable with its position in the portfolio. In addition to the two previously mentioned equities, both Dexter Corp. and Teleflex, Inc. were also assigned to lower positions in the portfolio due to appreciation.

Three of our existing holdings were added to during the period: Calgon Carbon Corp., Tecumseh Products Co. and Kellwood Co. Calgon Carbon has lagged the market as of late and we felt it presented more upside potential than those equities mentioned above. In addition, both Kellwood and Tecumseh Products experienced sell-offs at the end of 1997. After analyzing the companies' future prospects, we felt the sell-off presented an opportunity for attractive returns going forward.

THE PORTFOLIO

The current structure of the Small Cap Value Fund is a diverse portfolio of small- and mid-cap companies with strong fundamental profiles. We believe that the portfolio should consist of companies with solid balance sheets that can generate sufficient cash flow and that are currently selling below their intrinsic value.

As of March 31, 1998, the portfolio was 89.7% invested in stocks and held cash reserves of 10.3%. The equities were diversified across 29 positions with significant exposure to the various sectors of the market.

SMALL CAP VALUE FUND
PORTFOLIO COMPOSITION<F1>
as of March 31, 1998

BASIC INDUSTRIES              39%
CONSUMER STAPLES              16%
CAPITAL GOODS/ TECHNOLOGY     11%
CONSUMER CYCLICALS            13%
FINANCIAL                     8%
UTILITIES                     6%
TRANSPORTATION                7%

The five largest positions in the portfolio at the end of March represented 21% of the portfolio (see chart below).

TOP FIVE HOLDINGS<F2>
as of March 31, 1998
                          % OF NET ASSETS
------------------------------------------
CLARCOR Inc.                         5.18%
------------------------------------------
The Guarantee Life Companies, Inc.   4.30
------------------------------------------
Cleveland-Cliffs, Inc.               4.26
------------------------------------------
Universal Foods Corp.                4.17
------------------------------------------
First Brands Corp.                   3.52
------------------------------------------
<F1> Sector weightings represent the percentage of the Fund's equity investments in certain general sectors. These sectors include more than one industry.
<F2> Excluding cash and cash equivalents
Portfolio composition and holdings are subject to change at any time.

We believe the portfolio, on a weighted average basis, is strong fundamentally and has an attractive valuation as demonstrated by the following tables:

PORTFOLIO FUNDAMENTAL PROFILE
as of March 31, 1998

                      WEIGHTED    S&P
                      AVERAGE     400
------------------------------------------
 Payout Ratio<F1>      32.0%     28.3%
------------------------------------------
 Debt/Capital          24.9%     36.0%
------------------------------------------
 ROE<F1>               15.4%     22.0%
------------------------------------------

PORTFOLIO VALUATION PROFILE
as of March 31, 1998

                      WEIGHTED    S&P
                      AVERAGE     400
------------------------------------------
Price/Earnings<F1>     15.0x     24.0x
------------------------------------------
Price/Book Value<F1>   0.1x      4.8x
------------------------------------------
Yield                  2.2%      1.2%
------------------------------------------
<F1> Based on 1998 estimates

PAYOUT RATIO is a ratio used to analyze a company's policy of paying cash dividends, calculated by dividing the dividends paid on common stock by the net income available for common stockholders. DEBT/CAPITAL is the ratio of total debt to total stockholder's equity. ROE (RETURN ON EQUITY) equals earnings available to common stock divided by common shareholder's equity.

TOTAL RETURN
as of March 31, 1998
                                    AVERAGE
                   1 YEAR ENDED   ANNUAL SINCE
                     3/31/98    COMMENCEMENT<F1>
------------------------------------------------
First Omaha Small
  Cap Value Fund      29.60%       20.00%
------------------------------------------------
<F1> Commencement date is 6/10/96

RETURN ON A $10,000 INVESTMENT

                              JUNE 10, 1996       MARCH 1997     MARCH 1998
                              -------------       ----------     ----------
FIRST OMAHA SMALL
  CAP VALUE FUND              $10,000             $10,730        $13,906

S&P MIDCAP 400 INDEX          $10,000             $10,587        $15,777

S&P SMALLCAP 600 INDEX        $10,000             $9,960         $14,707


This chart assumes an initial investment of $10,000 made on 6/10/96. Total Return is based on net change in N.A.V. assuming reinvestment of distributions. Returns shown on this page include the reinvestment of all dividends and other distributions. Performance figures reflect fee waivers in effect, represent past performance, which is no guarantee of future results, and will fluctuate. In the absence of fee waivers, Total Return would be reduced. The investment return and principal value of an investment in the First Omaha Small Cap Value Fund will fluctuate so that an investor's shares in the Fund, when redeemed, may be worth more or less than their original cost. This Fund is advised by First National Bank of Omaha.

The S&P MidCap 400 Index consists of 400 domestic stocks chosen for market size, liquidity and industry group representation. It is also a market-value weighted index and was the first benchmark of midcap stock price movement.

The S&P SmallCap 600 Index consists of 600 domestic stocks chosen for market size, liquidity (bid-asked spread, ownership, share turnover and number of no trade days) and industry group representation. It too is a market-value weighted index.

FIRST OMAHA EQUITY FUND
The First Omaha Equity Fund outperformed the S&P 500 from its inception in December of 1992 until the second half of 1995. Since that time, it has been difficult to beat the dramatic returns of the S&P 500. As stated often in our shareholder letter, we maintain a broadly diversified equity portfolio with exposure to most of the major sectors of the economy. During 1997, five sectors outperformed the price performance of the S&P 500. The portfolio was underweighted in two of the outperforming sectors, health care and communications services, due to the high valuations held by most companies in those sectors. Most of the stocks in those sectors simply did not meet our value criteria. While the portfolio had a market weighting in the financial sector, the insurance companies we held significantly underperformed the S&P financials. We believe, however, that these insurance stocks represent good long-term values. Despite our disappointment regarding the underperformance of the Fund, we will continue to follow a deliberate, focused approach to investing. We will continue to invest in companies _ not stocks. The current market environment makes this task challenging.

During the past six months, we added two new positions to the equity portfolio _ Lafarge Corp. and GTE Corp. Lafarge produces cement, ready-mixed concrete, other concrete products, asphalt, aggregates and gypsum wallboard. It has cement manufacturing plants in Ohio, Kansas, Pennsylvania, Michigan, Iowa, Illinois, Missouri and Canada. Cement is a cyclical business; however, we are optimistic about the industry's fundamentals because of the favorable supply/demand conditions in the industry. As a result, we believe the company's current level of profitability may be sustainable over the next several years. The company has strong cash flow and cash on the balance sheet. Long-term debt represents just 11% of capital which will enable Lafarge to expand its operations. The stock was at just 11x 1998 earnings estimates and yielded 1.5% when we initiated our position.

GTE is one of the largest publicly held telecommunications companies in the world. It provides local telephone service and is a leading cellular provider. Its markets encompass about a third of the U.S. population. Outside the U.S., GTE serves over seven million wireline and wireless customers as well. GTE's return on equity has exceeded 30% for the past three years and we believe it may be sustainable. Attractive service areas, data initiatives and bundled service offerings could result in good revenue growth in the future. In addition, we believe costs associated with the data initiatives should decline in 1999, which will contribute to better margins. The stock sold at just 14x 1998 estimated earnings and yielded over 4.0% when we initiated the position.

No positions were eliminated from the portfolio during the past six months.

THE PORTFOLIO

On March 31, 1998, 88.3% of the portfolio was invested in equities with the balance invested in cash and cash equivalents. The portfolio held 34 company stocks and remains well-diversified with exposure to all major sectors of the economy.

EQUITY FUND
PORTFOLIO COMPOSITION<F1>
as of March 31, 1998

CONSUMER STAPLES              19%
CAPITAL GOODS/ TECHNOLOGY     22%
CONSUMER CYCLICALS            18%
FINANCIAL                     15%
ENERGY                        9%
BASIC INDUSTRIES              13%
UTILITIES                     4%


TOP TWO HOLDINGS<F2>
as of March 31, 1998
                         % OF NET ASSETS
------------------------------------------
J.C. Penney Co., Inc.                4.70%
------------------------------------------
Ingersoll-Rand Co.                   4.33
------------------------------------------
R.R. Donnelley & Sons Co.            4.04
------------------------------------------
Exxon Corp.                          4.04
------------------------------------------
American Financial Group, Inc.       4.03
------------------------------------------
<F1> Sector weightings represent the percentage of the Fund's equity investments in certain general sectors. These sectors include more than one industry.
<F2> Excluding cash and cash equivalents
Portfolio composition and holdings are subject to change at any time.

The five largest holdings are listed above. These stocks represented approximately 21% of the Fund's net assets and approximately 24% of the value of the equities in the portfolio.

The Fund holds stocks that are fundamentally strong, yet are inexpensively valued as indicated in the charts below. We believe that above-average (compared to the S&P 500) companies owned at below intrinsic values provide some downside protection in the event of a market correction. These investments also offer the most upside potential over the long term.

PORTFOLIO FUNDAMENTAL PROFILE
as of March 31, 1998
                      WEIGHTED    S&P
                      AVERAGE     400
------------------------------------------
 Payout Ratio<F1>      38.0%     28.3%
------------------------------------------
 Debt/Capital          31.1%     36.0%
------------------------------------------
 ROE<F1>               18.3%     22.0%
------------------------------------------

PORTFOLIO VALUATION PROFILE
as of March 31, 1998
                      WEIGHTED    S&P
                      AVERAGE     400
------------------------------------------
 Price/Earnings<F1>    17.6x     24.0x
------------------------------------------
 Price/Book Value<F1>  3.2x      4.8x
------------------------------------------
 Yield                 2.2%      1.2%
------------------------------------------

<F1> Based on 1998 estimates
See the definitions on page 3 of the terms listed above.

TOTAL RETURN
as of March 31, 1998

                1 YEAR ENDED  AVERAGE ANNUAL SINCE
                   3/31/98      COMMENCEMENT<F1>
--------------------------------------------------
First Omaha
  Equity Fund<F2>   28.89%          17.11%
--------------------------------------------------
<F1> Commencement date is 12/13/92
<F2> Performance data from commencement through April 9, 1995 relates to a predecessor, First Omaha Equity Fund, the assets of which were acquired by the Fund on that date.

RETURN ON A $10,000 INVESTMENT

                      DEC.13,    MARCH  MARCH   MARCH   MARCH    MARCH   MARCH
                        1992     1993    1994   1995     1996    1997    1998
                       -----     -----  -----   -----   -----    -----   -----
FIRST OMAHA
  EQUITY FUND        $10,000   $10,470  $10,805 $12,757 $15,584$17,921 $23,097

S&P 500 COMPOSITE    $10,000   $10,511  $10,666 $12,326 $16,283$19,511 $28,876


This chart assumes an initial investment of $10,000 made on 12/13/92. Total Return is based on net change in N.A.V. assuming reinvest ment of distributions. Returns shown on this page include the reinvestment of all dividends and other distributions. Performance figures reflect fee waivers in effect, represent past perform ance, which is no guarantee of future results, and will fluctuate. In the absence of fee waivers, Total Return would be reduced. The investment return and principal value of an investment in the First Omaha Equity Fund will fluctuate so that an investor's shares in the Fund, when redeemed, may be worth more or less than their original cost. This Fund is advised by First National Bank of Omaha.

The S&P 500 Composite is an unmanaged index of 500 selected common stocks, most of which are listed on the New York Stock Exchange. The Index is heavily weighted toward stocks with large market capitalizations and represents approximately two-thirds of the total market value of all domestic common stocks. The returns for this index do not reflect any fees or expenses.

FIRST OMAHA BALANCED FUND

We continue to manage the First Omaha Balanced Fund with the primary goal of providing a combination of current income and capital appreciation by focusing our efforts on purchasing securities that provide good value and a reasonable margin-of-safety. Our emphasis on the bond and stock selection is based on our philosophy of buying securities that sell below their intrinsic value and meet our quantitative and qualitative criteria. Because we have a long-term investment horizon of 3 to 5 years, we focus on long-term results. Additionally, by focusing on the individual security's investment merits, and whether or not we can find attractive prospects at reasonable prices, the asset allocation decision unfolds quite naturally. Stocks are purchased when more attractive than bonds over our investment horizon. Bonds are purchased when they appear attractive. Cash reserves will be a result of our stock and bond selection processes. If we cannot find attractive candidates, cash will build. Conversely, if there are numerous prospects that meet our requirements, cash will decrease.

The First Omaha Balanced Fund provided a one-year total return of 22.34%, which lagged the benchmark indices. We remarked in last year's annual letter that starting a fund in a period of peak returns on corporate capital, combined with high valuations, provided an extra challenge to an asset manager that follows a value philosophy. In our opinion, our conservative approach to investing has not been rewarded, as it has been historically, due to the popular perceptions of declining risks in the financial markets. This situation has inflated valuations on many attractive businesses to levels which eliminate the margin-of-safety that we feel is necessary to meet our objective of providing above-average, long-term returns with below-average risk. Thus, we deployed your capital into situations which we believe have provided satisfactory returns for the risk taken.

THE PORTFOLIO

Given the existing environment, our target asset allocation will be 55 - 60% stocks, 40 - 45% bonds and 0 - 10% cash and cash equivalents. In line with our stated target range, the asset mix at March 31, 1998 consisted of 3% cash, 41% bonds and 56% stocks.

We were able to take advantage of a number of attractive situations in the bond market which resulted in moderate activity during the latest period. New corporate bond purchases included Rockwell International Corp., Norwest Financial, Inc. and Laclede Gas Co. The bond composition consisted of 53% high-quality corporate bonds and 47% government bonds and agencies. The breakdown of the corporate bond portion of the portfolio as of March 31, 1998, was 18% Industrials, 17% Electric/Gas Utilities, 12% Financial issues, 5% Transportation issues and 1% Telephone Utility issues. The average coupon was 6.3%. The average maturity of the portfolio was 7.6 years. The fixed income portfolio remained well diversified and had a weighted-average quality rating of AA2 at the end of the quarter.

Likewise, there was moderate activity in the equity portion of the portfolio. Major additions were made to American Financial Group, Inc., Cyprus Amax Minerals Co., Harsco Corp. and Lafarge Corp. A number of positions were reduced to rebalance the portfolio. The dividend yield on the equity portion of the portfolio was 2.2% at the end of the quarter, which compares favorably to the S&P 500 yield of 1.5%. The equity portfolio contained 34 company stocks, with the top five positions at the end of the quarter comprising approximately 24% of the total capital employed, including Cyprus Amax Minerals Co., J.C. Penney Co., Inc., Ingersoll-Rand Co., Exxon Corp. and American Financial Group, Inc. The characteristics of the equity portion of the portfolio mirror those found in the First Omaha Equity Fund. Companies we own are fundamentally and financially stronger when compared to the overall market. In addition, they boast an above-average dividend yield and a more favorable valuation which we believe could provide some downside protection for the portfolio in declining markets.

Our strategy going forward will be neither bullish nor bearish in an increasingly speculative environment. We realize that our investment style has always been more conservative. Admittedly, it is psychologically painful to earn exceptional absolute returns of 35% on equities in a period where more aggressive investors are earning in excess of 45%. However, we believe that the speculative influences of the market have caused many investors to disconnect their understanding of what levels of risk they're comfortable with from the investments they're making. Regardless of what the general market does, we will continue to favor conservative investments in companies with high-quality balance sheets, improving returns on capital and managers that have demonstrated that they effectively use shareholder capital to improve valuations.

BALANCED FUND
PORTFOLIO COMPOSITION
as of March 31,1998
COMMON STOCKS                 56%
U.S. GOVERNMENT AGENCIES      4%
U.S. GOVERNMENT               15%
CORPORATE BONDS               22%
CASH EQUIVALENTS              3%


TOP FIVE HOLDINGS*
as of March 31,1998
                          % OF NET ASSETS
------------------------------------------
LaClede Gas Co., 6.50%, 10/15/12     2.95%
------------------------------------------
Norwest Financial, Inc.,
  6.375%, 12/1/07                    2.93
------------------------------------------
J.C. Penney Co., Inc.                2.83
------------------------------------------
Ingersoll-Rand Co.                   2.72
------------------------------------------
Exxon Corp.                          2.66
------------------------------------------
* Excluding cash and cash equivalents
Portfolio composition and holdings are subject to change at any time.

TOTAL RETURN
as of March 31, 1998

                1 YEAR ENDED  AVERAGE ANNUAL SINCE
                   3/31/98      COMMENCEMENT<F1>
--------------------------------------------------
First Omaha
  Balanced Fund     22.34%           17.13%
--------------------------------------------------
<F1> Commencement date is 8/6/96


RETURN ON A $10,000 INVESTMENT

                              Aug. 6, 1996        MARCH 1997     MARCH 1998
                              -------------       ----------     ----------
FIRST OMAHA
  BALANCED FUND               $10,000             $10,614        $12,985

S&P 500 COMPOSITE             $10,000             $11,603        $17,172

LEHMAN BROS. GOV'T./
  CORP. BOND INDEX            $10,000             $10,378        $11,663


This chart assumes an initial investment of $10,000 made on 8/6/96. Total Return is based on net change in N.A.V. assuming reinvestment of distributions. Returns shown on this page include the reinvestment of all dividends and other distributions. Performance figures reflect fee waivers in effect, represent past performance, which is no guarantee of future results, and will fluctuate. In the absence of fee waivers, Total Return would be reduced. The investment return and principal value of an investment in the First Omaha Balanced Fund will fluctuate so that an investor's shares in the Fund, when redeemed, may be worth more or less than their original cost. This Fund is advised by First National Bank of Omaha.

The S&P 500 Composite is an unmanaged index of 500 selected common stocks, most of which are listed on the New York Stock Exchange. The Index is heavily weighted toward stocks with large market capitalizations and represents approximately two-thirds of the total market value of all domestic common stocks. The returns for this index do not reflect any fees or expenses.

The Lehman Bros. Gov't./Corp. Bond Index includes all public obligations of the U.S. Treasury, excluding flower bonds and foreign-targeted issues; all publicly issued debt of U.S. government agencies and quasi-federal corporations, and corporate debt guaranteed by the U.S. government; and all publicly issued, fixed rate, nonconvertible, investment grade, dollar-denominated, SEC-registered corporate debt (including debt issued or guaranteed by foreign sovereign governments, municipalities, or govern mental agencies, or international agencies). The returns for this index do not reflect any fees or expenses.

THE BOND MARKET OUTLOOK

The beat goes on. The economic expansion is now entering its eighth year, and continued to exhibit above-average growth with little or no signs of inflation. Domestic demand has been very strong, led by El Nino's mild winter effect for much of the U.S., strong employment markets, earlier payments of tax refunds and increases in bonuses paid to workers. Rising incomes and lower mortgage rates have contributed to the strength shown in the housing market. Debt burdens by consumers appear to have moderated somewhat during the first quarter. Effects from the Asian financial crisis have only been noticeable in recent trade figures; January's trade deficit reportedly widened to $12 billion from a $9.7 billion monthly average during the last quarter of 1997. We will likely see continued weakness during the second quarter from our Asian trading partners.

Lower prices from overseas, especially from Asia, have contributed to the low inflationary environment we experienced. Labor and medical care cost pressures are mounting, but so far lower energy and commodity prices have been able to offset these increases. Year-over-year inflation figures through March of this year have been encouraging. For the year ended March 31, 1998, consumer prices are up only 1.4%, while producer prices have fallen 1.8%. Inflation indicators may have difficulty finding their way lower, but we consider the risk that they rise substantially over the next few months is low.
The Federal Reserve met twice during the first quarter, each time leaving the Fed Funds rate unchanged. Alan Greenspan and the Federal Reserve Board members are apparently waiting for concrete signs that the economy will weaken from either a sharp falloff in export orders or signs that inflation is headed higher. So it appears that the Fed has adopted a "reactive" versus a "preemptive" posture. Recent comments from various Fed Board members suggest that the policy bias has shifted back to a tightening stance from the neutral stance adopted at last December's meeting.

The federal budget outlook is very favorable. It appears that for fiscal 1998 the budget will record a surplus for the first time since 1969. The strong labor markets, increases in wages and capital gain payments have all contributed to the increase in individual tax payments. Debt management strategies will undoubtedly change due to the budget surplus. How the Treasury handles the budget surplus with regard to their financing remains uncertain at this time.

As we venture into the second quarter, the temporary factors such as a warmer than normal winter and early tax refunds that most likely contributed to the stronger than normal economic conditions in the first quarter, are likely to cease in the second quarter. The first quarter may have borrowed some strength from the second quarter; thus, we may see some moderation in economic strength in the coming months.

FIRST OMAHA FIXED INCOME FUND

The First Omaha Fixed Income Fund invests at least 65% of its total assets in investment grade fixed income securities. The portfolio is constructed primarily through the laddering of bonds with maturities of one to twenty years in maturity. In this manner we seek to reduce credit and reinvestment rate risk over the long term.

As of March 31, 1998, the portfolio composition was 27% government and agency securities, 71% corporate bonds and 2% cash. The overall weighted average credit quality of the portfolio remained the same at AA/Aa. The weighted average maturity of the portfolio was 9.0 years.

In terms of asset allocation, the Fund's allocation between governments and corporate sectors did not vary significantly over the last 12 months. We purchased two positions in a Federal Home Loan Bank strip, yielding 8% to maturity. The bond's structure was a 15-year stated maturity with a two-year call option. At a 8% yield to call, we received over 2.0% above a comparable two-year Treasury note rate. In most scenarios, the bonds will be called at their first call date. Also in the agency sector, we sold two callable agencies and replaced the bonds with similar agencies, but with better call protection. In the corporate sector we added two new names and added to an existing name. The new names added to the portfolio were First Data Corp. and Albertson's, Inc. First Data is a market leader in credit card processing, while Albertson's is a strong grocery store chain located mostly in the Mountain and Midwest regions. We also purchased a General Electric Capital Corp. bond due in 2015. Our position in J.C. Penney was sold due to credit quality concerns.

The Fund has outperformed the Lehman Gov't./Corp. Index over the last 12 months. The outperformance was primarily due to the Fund's longer duration and its overweighting in corporate bonds compared to the Index. While economic growth exceeded expectations, inflation continued to fall across the consumer and producer sectors, thus allowing bond yields to move lower over the last 12 months.

FIXED INCOME FUND
PORTFOLIO COMPOSITION
as of March 31, 1998

CORPORATE BONDS               71%
U.S. GOVERNMENTS              14%
U.S. GOVERNMENT AGENCIES      13%
CASH EQUIVALENTS              2%


TOP FIVE HOLDINGS<F1>
as of March 31, 1998
                          % OF NET ASSETS
------------------------------------------
U.S. Treasury STRIP, 2/15/07         5.03%
------------------------------------------
U.S. Treasury STRIP, 2/15/12         3.62
------------------------------------------
AT&T Corp., 7.75%, 3/1/07            3.54
------------------------------------------
Citizens Utilities Co.,
  7.60%, 6/1/06                      3.48
------------------------------------------
PPG Industries, Inc.,
  7.375%, 6/1/16                     3.48
------------------------------------------
<F1> Excluding cash and cash equivalents
Portfolio composition and holdings are subject to change at any time.

TOTAL RETURN
as of March 31, 1998

                1 YEAR ENDED  AVERAGE ANNUAL SINCE
                   3/31/98      COMMENCEMENT<F1>
--------------------------------------------------
First Omaha Fixed
  Income Fund<F2>   12.50%          7.09%
--------------------------------------------------
<F1> Commencement date is 12/13/92
<F2> Performance data from commencement through April 9, 1995 relates to a predecessor, First Omaha Fixed Income Fund, the assets of which were acquired by the Fund on that date.

RETURN ON A $10,000 INVESTMENT

                       DEC.13    MARCH  MARCH   MARCH   MARCH    MARCH   MARCH
                        1992     1993    1994   1995     1996    1997    1998
                       -----     -----  -----   -----   -----    -----   -----
FIRST OMAHA
  FIXED INCOME FUND  $10,000   $10,547 $10,852 $11,221 $12,404 $12,784 $14,381
LEHMAN BROS. GOV'T/
  CORP. BOND INDEX   $10,000   $10,576 $10,870 $11,368 $12,610 $13,172 $14,804


This chart assumes an initial investment of $10,000 made on 12/13/92. Total Return is based on net change in N.A.V. assuming reinvestment of distributions. Returns shown on this page include the reinvestment of all dividends and other distributions. Performance figures reflect fee waivers in effect, represent past performance, which is no guarantee of future results, and will fluctuate. In the absence of fee waivers, Total Return would be reduced. The investment return and principal value of an investment in the First Omaha Fixed Income Fund will fluctuate so that an investor's shares in the Fund, when redeemed, may be worth more or less than their original cost. This Fund is advised by First National Bank of Omaha.

The Lehman Bros. Gov't./Corp. Bond Index includes all public obligations of the U.S. Treasury, excluding flower bonds and foreign-targeted issues; all publicly issued debt of U.S. government agencies and quasi-federal corporations, and corporate debt guaranteed by the U.S. government; and all publicly issued, fixed rate, nonconvertible, investment grade, dollar-denominated, SEC-registered corporate debt (including debt issued or guaranteed by foreign sovereign governments, municipalities, or governmental agencies, or international agencies). The returns for this index do not reflect any fees or expenses.

FIRST OMAHA SHORT/INTERMEDIATE FIXED INCOME FUND

The First Omaha Short/Intermediate Fixed Income Fund invests at least 65% of its total assets in investment grade fixed income securities. The portfolio expects to maintain a weighted average maturity of two to five years.

As of March 31, 1998 the portfolio's composition was 33% government and agency securities, 64% corporate bonds and 3% cash. The overall weighted average credit quality remained AA/Aa for the portfolio, while the weighted average maturity was 4.2 years.

During the last year we lengthened the portfolio's average maturity to 4.2 years from 3.7 years. This was done to capture additional yield that was available with slightly longer maturities. We added two government agency securities to the portfolio, while adding three new corporate bond positions: Sears Roebuck Acceptance Notes, Ford Motor Credit Co. and LG&E Capital Corp. bonds.

The Fund performed equal to its benchmark, with a slight outperformance over the last 12 months. By extending the average maturity and duration of this Fund, we feel that the additional yield we attained with our extension trades helped the performance of the Fund in this interest rate environment.

SHORT/INTERMEDIATE FIXED INCOME FUND
PORTFOLIO COMPOSITION
as of March 31, 1998

CORPORATE BONDS               64%
U.S. GOVERNMENT AGENCIES      9%
U.S. GOVERNMENTS              24%
CASH EQUIVALENTS              3%


TOP FIVE HOLDINGS<F1>
as of March 31, 1998
                          % OF NET ASSETS
------------------------------------------
U.S. Treasury STRIP, 2/15/02         5.56%
------------------------------------------
Federal Home Loan Bank,
  6.50%, 11/29/05                    5.29
------------------------------------------
U.S. Treasury Note,
  6.125%, 12/31/01                   5.20
------------------------------------------
U.S. Treasury Note,
  5.875%, 2/15/04                    5.18
------------------------------------------
Wisconsin Electric Power Co.,
  5.125%, 9/15/98                    5.11
------------------------------------------
<F1> Excluding cash and cash equivalents
Portfolio composition and holdings are subject to change at any time.

TOTAL RETURN
as of March 31, 1998

                     1 YEAR ENDED  AVERAGE ANNUAL SINCE
                        3/31/98      COMMENCEMENT<F1>
-------------------------------------------------------
First Omaha Short/
Intermediate
-------------------------------------------------------
Fixed Income Fund<F2>     8.37%            5.53%
-------------------------------------------------------
<F1> Commencement date is 12/13/92
<F2> Performance data from commencement through April 9, 1995 relates to a predecessor, First Omaha Short/Intermediate Fixed Income Fund, the assets of which were acquired by the Fund on that date.

RETURN ON A $10,000 INVESTMENT

                      DEC.13,    MARCH  MARCH   MARCH   MARCH    MARCH   MARCH
                        1992     1993    1994   1995     1996    1997    1998
                       -----     -----  -----   -----   -----    -----   -----
FIRST OMAHA
  SHORT/INTERMEDIATE
  FIXED INCOME FUND  $10,000   $10,340 $10,561 $10,951 $11,803 $12,275 $13,302

LEHMAN BROS. MUTUAL
  FUND SHORT (1-5)
  U.S. GOV'T. INDEX  $10,000   $10,377 $10,631 $11,080 $12,016 $12,622 $13,674

This chart assumes an initial investment of $10,000 made on 12/13/92. Total Return is based on net change in N.A.V. assuming reinvestment of distributions. Returns shown on this page include the reinvestment of all dividends and other distributions. Performance figures reflect fee waivers in effect, represent past performance, which is no guarantee of future results, and will fluctuate. In the absence of fee waivers, Total Return would be reduced. The investment return and principal value of an investment in the First Omaha Short/Intermediate Fixed Income Fund will fluctuate so that an investor's shares in the Fund, when redeemed, may be worth more or less than their original cost. This Fund is advised by First National Bank of Omaha.

The Lehman Bros. Mutual Fund Short (1-5) U.S. Government Index is an index made up of the Treasury Bond Index (all public obligations of the U.S. Treasury, excluding flower bonds and foreign-targeted issues) and the Agency Bond Index (all publicly issued debt of U.S. government agencies and quasi-federal corporations, and corporate debt guaranteed by the U.S. government). It includes only those bonds with maturities of up to five years. The returns for this index do not reflect any fees or expenses.


SCHEDULE OF PORTFOLIO INVESTMENTS
March 31, 1998

SMALL CAP VALUE FUND


NUMBER
OF SHARES                                        VALUE
---------                                        -----
COMMON STOCKS 89.64%

        AIRLINES 2.96%
10,300  Midwest Express Holdings, Inc.<F1>  $  504,700
                                            ----------

        BUSINESS SERVICES 2.64%
18,500  Franklin Covey Co.                 <F1>449,781
                                            ----------

        CHEMICALS 8.29%
 9,400  Dexter Corp.                           388,925
35,700  Oil-Dri Corp. of America               571,200
14,800  WD-40 Co.                              450,475
                                            ----------
                                             1,410,600
                                            ----------

        CONSUMER PRODUCTS 3.52%
24,000  First Brands Corp.                     598,500
                                            ----------
        ELECTRONICS 2.34%
 9,500  Teleflex, Inc.                         399,000
                                            ----------

        ENVIRONMENTAL CONTROL 4.63%
48,000  Calgon Carbon Corp.                    561,000
 25,900 Isco, Inc.                             226,625
                                            ----------
                                               787,625
                                            ----------

        FOOD 7.12%
25,200  Nash-Finch Co.                         500,850
14,500  Universal Foods Corp.                  710,500
                                            ----------
                                             1,211,350
                                            ----------

        HOME FURNISHINGS 3.04%
12,000  National Presto Industries, Inc.       516,750
                                            ----------

        INSURANCE 7.43%
12,300  American Financial Group, Inc.         533,513
24,600 The Guarantee Life Companies, Inc.      731,850
                                            ----------
                                             1,265,363
                                            ----------

        MACHINERY & EQUIPMENT 8.70%
18,500  Lawson Products, Inc.                  494,875
13,500  Modine Manufacturing Co.               469,125
 9,600  Tecumseh Products Co., Class A         516,000
                                            ----------
                                             1,480,000
                                            ----------

        MANUFACTURING 3.43%
14,200  Tennant Co.                            583,975
                                            ----------

        METAL PRODUCTS 2.82%
22,200  Amcast Industrial Corp.              $ 480,075
                                            ----------

        MINING 4.26%
13,500  Cleveland-Cliffs, Inc.                 725,625
                                            ----------

        MOTOR VEHICLE PARTS & ACCESSORIES        5.18%
26,500  CLARCOR Inc.                           881,125
                                            ----------

        PACKAGING & CONTAINERS 2.18%
12,300  The West Co., Inc.                    370,538
                                           ----------

        PAPER PRODUCTS 3.40%
32,000  P.H. Glatfelter Co.                   578,000
                                           ----------

        TEXTILE MANUFACTURING 3.46%
19,100  Kellwood Co.                          589,712
                                           ----------

        TIRE & RUBBER 2.70%
 7,800  Bandag, Inc.                          459,712
                                           ----------

        TOBACCO 3.18%
12,300  Universal Corp.                       541,969
                                           ----------

        TRUCKING LEASING 3.33%
22,200  Werner Enterprises, Inc.              566,100
                                           ----------

        UTILITIES -
        ELECTRIC SERVICES 2.33%
20,300  DPL Inc.                              395,850
                                           ----------

        UTILITIES -
        TELECOMMUNICATIONS 2.70%
13,500  Aliant Communications, Inc.           459,000
                                           ----------

Total Common Stocks (cost $13,198,425)     15,255,350
                                           ----------

Principal
 Amount
---------

U.S. Treasury Bills 5.86%
      $1,000,000         4/16/98              997,740
                                           ----------

Total U.S. Treasury Bills
      (cost $997,898)                         997,740
                                           ----------
 NUMBER
OF SHARES                                       VALUE
---------                                       -----
        INVESTMENT COMPANIES 4.40%
350,000 Federated Treasury Obligations      $ 350,000
398,810 Goldman Sachs ILA Treasury
           Obligations Portfolio              398,810
                                           ----------

Total Investment Companies
  (cost $748,810)                             748,810
                                           ----------
Total Investments
  (cost $14,945,133) 99.90%                17,001,900

Other Assets, less Liabilities 0.10%           17,502
                                           ----------

Net Assets 100.00%                        $17,019,402
                                          ===========
<F1> Non-income producing security

See notes to financial statements.




SCHEDULE OF PORTFOLIO INVESTMENTS
March 31, 1998
EQUITY FUND


 NUMBER
OF SHARES                                       VALUE
---------                                       -----

          COMMON STOCKS 88.20%
          BUILDING PRODUCTS 2.49%
202,800   Lafarge Corp.                  $  7,782,450
                                         ------------

          COMMUNICATIONS EQUIPMENT 3.18%
 163,600  Motorola, Inc.                    9,918,250
                                         ------------

          COMPUTERS & PERIPHERALS 1.81%
  54,200  International Business
            Machines Corp.                  5,630,025
                                         ------------

          COSMETICS 1.52%
 100,500  International Flavors
            & Fragrances, Inc.              4,736,063
                                         ------------

          ELECTRICAL EQUIPMENT 1.24%
  59,400  Emerson Electric Co.              3,872,138
                                         ------------

          ENVIRONMENTAL CONTROL 0.63%
 169,200  Calgon Carbon Corp.               1,977,525
                                         ------------
          FOOD MISCELLANEOUS 1.45%
  35,100  BestFoods                         4,102,313
  11,775  Corn Products
            International, Inc.<F1>           422,428
                                         ------------
                                            4,524,741
                                         ------------

          GROCERY STORES 2.30%
 341,590  Food Lion, Inc., Class A          3,650,743
 322,540  Food Lion, Inc., Class B          3,537,861
                                         ------------
                                            7,188,604
                                         ------------

          HEAVY MACHINERY 4.33%
 282,000  Ingersoll-Rand Co.               13,518,375
                                         ------------

          INSTRUMENTS AND CONTROLS 2.45%
 149,250  Parker-Hannifin Corp.             7,649,063
                                         ------------

          INSURANCE 12.88%
 289,900  American Financial Group, Inc.   12,574,413
 170,800  American General Corp.           11,048,625
  67,800  Marsh & McLennan Cos., Inc.       5,919,788
 195,100  SAFECO Corp.                     10,663,434
                                         ------------
                                           40,206,260
                                         ------------

          MANUFACTURING 3.38%
 229,500  Harsco Corp.                     10,542,656
                                         ------------

 NUMBER
OF SHARES                                       VALUE
---------                                       -----

          MEDICAL SUPPLIES 1.28%
  58,900  Becton, Dickinson & Co.        $  4,008,881
                                         ------------

          MINING 3.86%
 724,800  Cyprus Amax Minerals Co.         12,049,800
                                         ------------

          MOTOR VEHICLE PARTS &
          ACCESSORIES 1.81%
 169,200  CLARCOR Inc.                      5,625,900
                                         ------------

          OIL 7.77%
 186,400  Exxon Corp.                      12,605,300
  86,800  Texaco Inc.                       5,229,700
 165,500  Unocal Corp.                      6,402,781
                                         ------------
                                           24,237,781
                                         ------------

          PACKAGING & CONTAINERS 3.01%
 234,800  Sonoco Products Co.               9,406,675
                                         ------------

          PHARMACEUTICALS 1.39%
  41,600  Bristol-Myers Squibb Co.          4,339,400
                                         ------------

          PHOTOGRAPHY 3.74%
 179,900  Eastman Kodak Co.                11,671,012
                                         ------------

          PUBLISHING 4.04%
 307,100  R.R. Donnelley & Sons Co.        12,610,294
                                         ------------

          RETAIL 8.57%
 193,800  J.C. Penney Co., Inc.            14,668,237
 352,400  Rite Aid Corp.                   12,069,700
                                         ------------
                                           26,737,937
                                         ------------

          SOAPS & CLEANING AGENTS 1.49%
  53,600  Colgate-Palmolive Co.             4,643,100
                                         ------------

          TELEPHONE 2.91%
 151,600  GTE Corp.                         9,077,050
                                         ------------

          TEXTILE MANUFACTURING 3.79%
 383,300  Kellwood Co.                     11,834,387
                                         ------------

          TOBACCO 3.46%
 245,400  Universal Corp.                  10,812,937
                                         ------------

 NUMBER
OF SHARES                                       VALUE
---------                                       -----

          UTILITIES -
          ELECTRIC SERVICES 3.42%
 387,450  DPL Inc.                       $  7,555,275
  79,400  Texas Utilities Co.               3,121,412
                                         ------------
                                           10,676,687
                                         ------------

Total Common Stocks
  (cost $180,978,936)                     275,277,991
                                         ------------


PRINCIPAL
 AMOUNT
---------

U.S. TREASURY BILLS 8.48%
    $  6,000,000  8/6/98                    5,893,080
       9,000,000  8/20/98                   8,820,180
      12,000,000  9/3/98                   11,739,600
                                         ------------

Total U.S. Treasury Bills
  (cost $26,454,312)                       26,452,860
                                         ------------


  NUMBER
OF SHARES
---------

INVESTMENT COMPANIES 3.22%
        10,038,654  Goldman Sachs ILA
                    Treasury
                    Obligations
                    Portfolio              10,038,654
                                         ------------

Total Investment Companies
  (cost $10,038,654)                       10,038,654
                                         ------------

Total Investments
  (cost $217,471,902) 99.90%              311,769,505

Other Assets, less Liabilities 0.10%          303,784
                                         ------------

NET ASSETS 100.00%                       $312,073,289
                                         ============

See notes to financial statements.


SCHEDULE OF PORTFOLIO INVESTMENTS
March 31, 1998
BALANCED FUND

 NUMBER
OF SHARES                                       VALUE
---------                                       -----

          COMMON STOCKS 55.19%
          BUILDING PRODUCTS 1.57%
  10,500  Lafarge Corp.                   $   402,938
                                         ------------

          COMMUNICATIONS EQUIPMENT 2.08%
   8,800  Motorola, Inc.                      533,500
                                         ------------

          COMPUTERS & PERIPHERALS 1.09%
   2,700  International Business
            Machines Corp.                    280,463
                                         ------------

          COSMETICS 0.92%
   5,000  International Flavors &
            Fragrances, Inc.                  235,625
                                         ------------

          ELECTRICAL EQUIPMENT 0.96%
   3,800  Emerson Electric Co.                247,713
                                         ------------

          ENVIRONMENTAL CONTROL 0.41%
   9,000  Calgon Carbon Corp.                 105,188
                                         ------------

          FOOD MISCELLANEOUS 1.00%
   2,000  BestFoods                           233,750
     625  Corn Products
            International, Inc.<F1>            22,422
                                         ------------
                                              256,172
                                         ------------

          GROCERY STORES 1.61%
  22,100  Food Lion, Inc., Class A             236,194
  16,270  Food Lion, Inc., Class B             178,462
                                          ------------
                                               414,656
                                          ------------

          HEAVY MACHINERY 2.72%
  14,600  Ingersoll-Rand Co.                   699,888
                                          ------------
          INSTRUMENTS AND CONTROLS 1.52%
   7,600  Parker-Hannifin Corp.                389,500
                                         ------------

          INSURANCE 8.05%
  15,200  American Financial Group, Inc.      659,300
   8,900  American General Corp.              575,719
   3,400  Marsh & McLennan Cos., Inc.         296,863
   9,800  SAFECO Corp.                        535,631
                                         ------------
                                            2,067,513
                                         ------------

          MANUFACTURING 2.16%
  12,100  Harsco Corp.                        555,844
                                         ------------

          MEDICAL SUPPLIES 0.79%
   3,000  Becton, Dickinson & Co.             204,187
                                         ------------

 NUMBER
OF SHARES                                       VALUE
---------                                       -----

          MINING 2.47%
  38,100  Cyprus Amax Minerals Co.       $    633,412
                                         ------------

          MOTOR VEHICLE
          PARTS & ACCESSORIES    1.07%
   8,300  CLARCOR Inc.                        275,975
                                         ------------

          OIL 5.11%
  10,100  Exxon Corp.                         683,012
   4,800  Texaco Inc.                         289,200
   8,800  Unocal Corp.                        340,450
                                         ------------
                                            1,312,662
                                         ------------

          PACKAGING & CONTAINERS 1.84%
  11,800  Sonoco Products Co.                 472,737
                                         ------------

          PHARMACEUTICALS 0.73%
   1,800  Bristol-Myers Squibb Co.            187,762
                                         ------------

          PHOTOGRAPHY 2.37%
   9,400  Eastman Kodak Co.                   609,825
                                         ------------

          PUBLISHING 2.46%
  15,400  R.R. Donnelley & Sons Co.           632,362
                                         ------------

          RETAIL 5.28%
   9,600  J.C. Penney Co., Inc.               726,600
  18,400  Rite Aid Corp.                      630,200
                                         ------------
                                            1,356,800
                                         ------------

          SOAPS & CLEANING AGENTS 0.91%
   2,700  Colgate-Palmolive Co.               233,887
                                         ------------

          TELEPHONE 1.58%
   6,800  GTE Corp.                           407,150
                                         ------------

          TEXTILE MANUFACTURING 2.36%
  19,600  Kellwood Co.                        605,150
                                         ------------

          TOBACCO 2.09%
  12,200  Universal Corp.                     537,562
                                         ------------

          UTILITIES -
          ELECTRIC SERVICES 2.04%
  19,700  DPL Inc.                            384,150
   3,500  Texas Utilities Co.                 137,594
                                         ------------
                                              521,744
                                         ------------

Total Common Stocks
  (cost $11,566,259)                       14,180,215
                                         ------------


PRINCIPAL
  AMOUNT                                        VALUE
---------                                       -----

CORPORATE BONDS 21.88%
          FINANCIAL SERVICES 5.00%
$500,000  General Electric Capital Corp.,
          6.90%, 9/15/15                  $   530,210
 750,000  Norwest Financial, Inc.,
          6.375%, 12/1/07                     753,682
                                         ------------
                                            1,283,892
                                         ------------

          FOOD PRODUCTS 2.01%
  500,000 Anheuser-Busch Cos., Inc.,
          6.75%, 8/1/03                       516,270
                                         ------------

          INDUSTRIAL 1.92%
  500,000 Rockwell International Corp.,
          6.15%, 1/15/08                      492,915
                                         ------------

          PHARMACEUTICALS 1.96%
  500,000 Eli Lilly & Co.,
          6.57%, 1/1/16                       502,335
                                         ------------

          RAIL CAR LEASING 2.11%
  500,000 Union Tank Car Co.,
          7.45%, 6/1/09                       540,940
                                         ------------

          RETAIL 1.59%
  400,000 Wal-Mart Stores, Inc.,
          6.75%, 5/15/02                      409,176
                                         ------------

          UTILITIES - ELECTRIC SERVICES 2.36%
  100,000 Indianapolis Power & Light Co.,
          7.375%, 8/1/07                      107,966
  500,000 Tampa Electric Co.,
          5.75%, 5/1/00                       498,235
                                         ------------
                                              606,201
                                         ------------

          UTILITIES - NATURAL GAS 4.55%
  400,000 Consolidated Natural Gas Co.,
          6.625%, 12/1/08                     409,876
  750,000 Laclede Gas Co.
          6.50%, 10/15/12                     758,670
                                         ------------
                                            1,168,546
                                         ------------

PRINCIPAL
  AMOUNT                                        VALUE
---------                                       -----

          UTILITIES -
          TELECOMMUNICATIONS 0.38%
$100,000  Illinois Bell Telephone Co.,
          5.80%, 2/1/04                  $     98,527
                                         ------------

Total Corporate Bonds
  (cost $5,456,411)                         5,618,802
                                         ------------

U.S. GOVERNMENT AGENCIES 3.97%
  500,000 Federal Home Loan Mortgage Corp.,
          7.065%, 7/18/12                     506,950
  500,000 Federal National
          Mortgage Association,
          7.27%, 8/24/05                      513,265
                                         ------------

Total U.S. Government Agencies
  (cost $1,010,884)                         1,020,215
                                         ------------

U.S. TREASURY NOTES 13.97%
  500,000 5.125%, 4/30/98                     499,910
  500,000 5.875%, 8/15/98                     500,735
  500,000 6.75%, 5/31/99                      506,465
  500,000 6.625%, 6/30/01                     513,625
  500,000 5.875%, 2/15/04                     504,950
  500,000 6.50%, 8/15/05                      522,220
  500,000 7.00%, 7/15/06                      540,035
                                         ------------

Total U.S. Treasury Notes
  (cost $3,501,568)                         3,587,940
                                         ------------

U.S. TREASURY STRIPS 1.45%
  850,000 2/15/12                             373,447
                                         ------------

Total U.S. Treasury Strips
  (cost $333,119)                             373,447
                                         ------------


 Number
of Shares
---------

INVESTMENT COMPANIES 2.88%
  741,110 Goldman Sachs ILA Treasury
          Obligations Portfolio               741,110
                                         ------------

Total Investment Companies
  (cost $741,110)                             741,110
                                         ------------

Total Investments
  (cost $22,609,351) 99.34%                25,521,729

Other Assets, less Liabilities 0.66%          169,841
                                         ------------

NET ASSETS 100.00%                        $25,691,570
                                         ============

SCHEDULE OF PORTFOLIO INVESTMENTS
March 31, 1998
FIXED INCOME FUND


Principal
Amount                                          Value
---------                                       -----
           CORPORATE BONDS 69.62%

           COMMUNICATIONS EQUIPMENT 3.28%
$2,500,000 Motorola, Inc.,
           6.50%, 3/1/08                 $  2,550,325
                                         ------------

           FINANCIAL SERVICES 6.58%
 2,500,000 General Electric Capital Corp.,
           5.50%, 11/1/01                   2,457,775
 2,500,000 General Electric Capital Corp.,
           6.90%, 9/15/15                   2,651,050
                                         ------------
                                            5,108,825
                                         ------------

           FOOD PRODUCTS 3.34%
 2,500,000 Anheuser-Busch Cos., Inc.,
           7.25%, 9/15/15                   2,591,925
                                         ------------

           FOREST PRODUCTS 3.34%
 2,500,000 Kimberly-Clark Corp.,
           6.875%, 2/15/14                  2,598,025
                                         ------------

           INDUSTRIAL GOODS & SERVICES 15.04%
 2,000,000 Air Products & Chemicals, Inc.,
           6.25%, 6/15/03                   2,001,780
 2,000,000 Albertson's, Inc.,
           6.34%, 2/25/13                   1,977,740
 2,500,000 First Data Corp.,
           6.375%, 12/15/07                 2,494,325
 2,500,000 Monsanto Co.,
           6.00%, 7/1/00                    2,501,325
 2,500,000 PPG Industries, Inc.,
           7.375%, 6/1/16                   2,705,050
                                         ------------
                                           11,680,220
                                         ------------

           OIL & GAS EXPLORATION &
           PRODUCTION 3.34%
 2,500,000 Amoco Canada Petroleum Co. Ltd.,
           6.75%, 2/15/05                   2,592,075
                                         ------------

           PHARMACEUTICALS 2.59%
 2,000,000 Eli Lilly & Co.,
           6.25%, 3/15/03                   2,014,340
                                         ------------

           RAILROADS 0.66%
   500,000 Southern Railway Co.,
           7.75%, 8/1/99                      510,950
                                         ------------

Principal
Amount                                          Value
---------                                       -----

           RETAIL 3.16%
$2,500,000 Wal-Mart Stores, Inc.,
           5.875%, 10/15/05              $  2,457,150
                                         ------------

           SOAPS & CLEANING AGENTS 1.96%
 1,500,000 Colgate-Palmolive Co.,
           6.85%, 11/24/99                  1,519,755
                                         ------------

           UTILITIES -
           ELECTRIC SERVICES 6.61%
 2,500,000 National Rural Utilities
           Cooperative Finance Corp.,
           6.50%, 9/15/02                   2,534,025
 2,500,000 Union Electric Co.,
           6.75%, 5/1/08                    2,597,375
                                         ------------
                                            5,131,400
                                         ------------

           UTILITIES - ELECTRIC &
           OTHER SERVICES COMBINED 4.79%
 2,500,000 Citizens Utilities Co.,
           7.60%, 6/1/06                    2,706,625
 1,000,000 Louisville Gas & Electric Co.,
           7.50%, 7/1/02                    1,013,190
                                         ------------
                                            3,719,815
                                         ------------

           UTILITIES - NATURAL GAS 5.19%
 2,500,000 Laclede Gas Co.,
           6.50%, 11/15/10                  2,532,250
 1,500,000 Northern Illinois Gas Co.,
           6.25%, 2/1/99                    1,500,540
                                         ------------
                                            4,032,790
                                         ------------

           UTILITIES -
           TELECOMMUNICATIONS 9.74%
 2,500,000 AT&T Corp.,
           7.75%, 3/1/07                    2,750,400
 2,500,000 Chesapeake & Potomac Telephone
           Co. of Maryland,
           5.25%, 5/1/05                    2,370,175
 1,000,000 Southern Bell Telephone &
           Telegraph Co.,4.75%, 9/1/00        971,180
 1,500,000 Southern Bell Telephone &
           Telegraph Co.,6.00%, 10/1/04     1,473,330
                                         ------------
                                            7,565,085
                                         ------------

Total Corporate Bonds
  (cost $52,225,179)                       54,072,680
                                         ------------

Principal
Amount                                          Value
---------                                       -----

U.S. GOVERNMENT AGENCIES 9.87%
$2,500,000 Federal National
           Mortgage Association,
           6.85%, 9/12/05                  $2,535,125
 2,500,000 Federal National
           Mortgage Association,
           7.15%, 10/11/06                  2,575,750
 2,500,000 Federal National
           Mortgage Association,
           6.88%, 11/20/06                  2,552,700
                                         ------------

Total U.S. Government Agencies
  (cost $7,605,278)                         7,663,575
                                         ------------

U.S. GOVERNMENT AGENCY STRIPS 2.81%
 5,300,000 Federal Home Loan Bank,
           7/2/12                           1,746,880
 1,320,000 Federal Home Loan Bank,
           7/2/12                             435,072
                                         ------------

Total U.S. Government Agency Strips
  (cost $2,163,306)                         2,181,952
                                         ------------

U.S. TREASURY BONDS 2.97%
 1,000,000 8.75%, 11/15/08                  1,138,040
 1,000,000 9.125%, 5/15/09                  1,167,440
                                         ------------

Total U.S. Treasury Bonds
  (cost $2,268,750)                         2,305,480
                                         ------------

U.S. TREASURY STRIPS 11.36%
   510,000 8/15/01                            422,632
 2,122,000 5/15/02                          1,686,374
 6,513,000 2/15/07                          3,906,107
 6,400,000 2/15/12                          2,811,840
                                         ------------

Total U.S. Treasury Strips
  (cost $7,503,028)                         8,826,953
                                         ------------


  Number
of Shares
---------

INVESTMENT COMPANIES 2.04%
 1,585,740 Goldman Sachs ILA Treasury
           Obligations Portfolio            1,585,740
                                         ------------

Total Investment Companies
  (cost $1,585,740)                         1,585,740
                                         ------------

Total Investments
  (cost $73,351,281) 98.67%                76,636,380

Other Assets, less
  Liabilities 1.33%                         1,034,982
                                         ------------

NET ASSETS 100.00%                        $77,671,362
                                          ===========

See notes to financial statements.


SCHEDULE OF PORTFOLIO INVESTMENTS
March 31, 1998
SHORT/INTERMEDIATE FIXED INCOME FUND

PRINCIPAL
 AMOUNT                                         VALUE
---------                                      ------
CORPORATE BONDS 63.33%
           FINANCIAL SERVICES 11.51%
$  750,000 Ford Motor Credit Co.,
           6.125%, 1/9/06                 $   736,013
   750,000 General Electric Capital Corp.,
           6.875%, 4/15/00                    763,650
   750,000 LG&E Capital Corp.,
           6.46%, 1/15/08                     745,342
                                         ------------
                                            2,245,005
                                         ------------

           FOOD PRODUCTS 3.90%
   750,000 Anheuser-Busch Cos., Inc.,
           6.90%, 10/1/02                     761,108
                                         ------------

           Pharmaceuticals 11.87%
   750,000 Eli Lilly & Co.,
           8.125%, 12/1/01                    801,337
   750,000 SmithKline Beecham PLC,
           6.625%, 10/1/05                    763,845
   750,000 Upjohn Co., 5.875%, 4/15/00        749,918
                                         ------------
                                            2,315,100
                                         ------------

           RETAIL 7.87%
   750,000 Sears Roebuck Acceptance Notes,
           6.90%, 8/1/03                      769,838
   750,000 Wal-Mart Stores, Inc.
           6.50%, 6/1/03                      765,480
                                         ------------
                                            1,535,318
                                         ------------

           UTILITIES -
           ELECTRIC SERVICES 11.62%
   750,000 Florida Power & Light Co.,
           5.50%, 7/1/99                      745,665
   750,000 Monongahela Power Co.,
           5.625%, 4/1/00                     746,025
   750,000 Union Electric Co.,
           6.875%, 8/1/04                     775,785
                                         ------------
                                            2,267,475
                                         ------------

           UTILITIES -
           ELECTRIC & OTHER SERVICES
           COMBINED 8.87%
   750,000 Northern States Power Co.,
           5.75%, 10/1/03                     734,647
1,000,000Wisconsin Electric Power Co.,
           5.125%, 9/15/98                    996,440
                                         ------------
                                            1,731,087
                                         ------------

PRINCIPAL
 AMOUNT                                         VALUE
---------                                      ------

           UTILITIES - NATURAL GAS 3.85%
$  750,000 Northern Illinois Gas Co.,
           6.25%, 2/1/99                 $    750,270
                                         ------------

           UTILITIES -
           TELECOMMUNICATIONS 3.84%
   750,000 Chesapeake & Potomac Telephone
           Co. of Maryland,
           5.875%, 9/15/99                    748,372
                                         ------------

Total Corporate Bonds
 (cost $12,195,822)                        12,353,735
                                         ------------


U.S. GOVERNMENT AGENCIES 9.12%
 1,000,000 Federal Home Loan Bank,
           6.50%, 11/29/05                  1,031,470
   750,000 Federal Home Loan
           Mortgage Corp.,5.95%, 1/19/06      747,593
                                         ------------

Total U.S. Government Agencies
 (cost $1,764,782)                          1,779,063
                                         ------------

U.S. TREASURY NOTES 10.37%
 1,000,000 6.125%, 12/31/01                 1,014,060
 1,000,000 5.875%, 2/15/04                  1,009,900
                                         ------------

Total U.S. Treasury Notes
  (cost $1,977,113)                         2,023,960
                                         ------------

U.S. TREASURY STRIPS 13.02%
   702,000 2/15/99                            669,245
   896,000 8/15/00                            786,025
 1,345,000 2/15/02                          1,083,908
                                         ------------

Total U.S. Treasury Strips
  (cost $2,534,623)                         2,539,178
                                         ------------


 Number
of Shares
---------

INVESTMENT COMPANIES 2.61%
   450,000 Federated Trust for U.S. Treasury
           Obligations                        450,000
    60,115 Goldman Sachs ILA Treasury
           Obligations Portfolio               60,115
                                         ------------

Total Investment Companies
  (cost $510,115)                             510,115
                                         ------------

Total Investments
  (cost $18,982,455) 98.45%                19,206,051


Other Assets, less Liabilities 1.55%          302,996
                                         ------------

NET ASSETS 100.00%                        $19,509,047
                                         ============


SCHEDULE OF PORTFOLIO INVESTMENTS
March 31, 1998

U.S. GOVERNMENT OBLIGATIONS FUND

PRINCIPAL
  AMOUNT                                        VALUE
---------                                       -----

U.S. TREASURY BILLS 34.60%
$5,000,000 4/9/98                         $ 4,994,222
 5,000,000 4/16/98                          4,989,500
10,000,000 4/23/98                          9,967,963
 5,000,000 5/28/98                          4,960,417
 5,000,000 6/25/98                          4,941,090
 5,000,000 7/23/98                          4,921,685
                                         ------------

Total U.S. Treasury Bills
 (cost $34,774,877)                        34,774,877
                                         ------------

U.S. TREASURY NOTES 29.83%
 5,000,000 5.125%, 4/30/98                  4,998,462
10,000,000 5.375%, 5/31/98                  9,997,299
10,000,000 5.25%, 7/31/98                   9,990,197
 5,000,000 4.75%, 8/31/98                   4,987,680
                                         ------------

Total U.S. Treasury Notes
  (cost $29,973,638)                       29,973,638
                                         ------------

REPURCHASE AGREEMENTS 35.58%
19,754,680   G. X. Clarke & Co.,
             5.75%, dated 3/31/98,
             repurchase price
             $19,757,835, maturing
             4/1/98 (collateralized
             by U.S. Treasury Notes,
             5.875%, 1/31/99 and
             5.75%, 6/25/98)               19,754,680
16,000,000   HSBC Securities,
             Inc., 5.65%, dated
             3/31/98, repurchase price
             $16,002,511, maturing
             4/1/98 (collateralized
             by U.S. Treasury
             Notes, 6.00%, 8/15/99)        16,000,000
                                         ------------

Total Repurchase Agreements
  (cost $35,754,680)                       35,754,680
                                         ------------
Total Investments
  (cost $100,503,195) 100.01%             100,503,195

Liabilities, less Other Assets (0.01)%        (6,476)
                                         ------------

NET ASSETS 100.00%                       $100,496,719
                                         ============

See notes to financial statements.


STATEMENTS OF ASSETS AND LIABILITIES
March 31, 1998

                                                                                               Short/        U.S.
                                                   Small Cap                                   Fixed     Intermediate   Government
                                                     Value         Equity      Balanced        Income    Fixed Income   Obligations
                                                      Fund          Fund         Fund           Fund         Fund          Fund
-----------------------------------------------------------------------------------------------------------------------------------

ASSETS:
---------------------------------------------------
  Investments, at value (cost $14,945,133,
  $217,471,902, $22,609,351, $73,351,281,
  $18,982,455 and $64,748,515, respectively)      $17,001,900  $311,769,505  $25,521,729   $76,636,380   $19,206,051  $64,748,515
---------------------------------------------------
  Repurchase agreements, at value (cost
  $0, $0, $0, $0, $0 and $35,754,680, respectively)         _             _            _             _             _   35,754,680
---------------------------------------------------
  Receivable for securities sold                            _             _            _             _         3,577            _
---------------------------------------------------
  Interest and dividends receivable                    17,834       322,039      177,951     1,028,314       288,403      400,349
---------------------------------------------------
  Organizational expenses, net of
  accumulated amortization                              6,133        14,085        3,128        14,085        14,085       14,085
---------------------------------------------------
  Other assets                                          5,757        57,211        5,889        23,016        11,467       36,556
--------------------------------------------------- ----------  -----------   ----------    ----------    ----------  -----------
  Total Assets                                     17,031,624   312,162,840   25,708,697    77,701,795    19,523,583  100,954,185
-------------------------------------------------------------   -----------   ----------    ----------    ----------  -----------

LIABILITIES:
---------------------------------------------------
  Dividend payable                                          _             _            _             _             _      404,759
---------------------------------------------------
  Accrued expenses and other liabilities               11,216        45,378       15,354        22,359        12,835       31,930
---------------------------------------------------
  Accrued investment advisory fee                       1,006        44,173        1,773         8,074         1,701       20,777
-------------------------------------------------------------    ----------   ----------    ----------    ----------   ----------
  Total Liabilities                                    12,222        89,551       17,127        30,433        14,536      457,466
-------------------------------------------------------------    ----------   ----------    ----------    ----------   ----------

NET ASSETS                                        $17,019,402  $312,073,289  $25,691,570   $77,671,362   $19,509,047 $100,496,719
---------------------------------------------------===========  ===========  ===========   ===========   =========== ============
NET ASSETS CONSIST OF:
  Capital stock                                            13           193           21            74            20        1,005
---------------------------------------------------
  Paid-in capital in excess of par                 14,795,865   211,235,489   22,611,225    74,359,276    19,608,071  100,508,996
---------------------------------------------------
  Undistributed net investment income                   5,296         3,256       11,439        83,872        20,277        5,998
---------------------------------------------------
  Undistributed net realized gain (loss)
  on investments                                      161,461     6,536,748      156,507      (56,959)     (342,917)     (19,280)
---------------------------------------------------
  Net unrealized appreciation
  on investments                                    2,056,767    94,297,603    2,912,378     3,285,099       223,596            _
-------------------------------------------------------------    ----------   ----------    ----------    ----------   ----------
  Net Assets                                      $17,019,402  $312,073,289  $25,691,570   $77,671,362   $19,509,047 $100,496,719
---------------------------------------------------=========== ============  ===========   ===========   =========== ============

CAPITAL STOCK, $0.00001 par value
  Authorized                                       50,000,000    50,000,000   50,000,000    50,000,000    50,000,000  300,000,000
---------------------------------------------------
  Issued and outstanding                            1,315,076    19,273,261    2,099,271     7,430,912     1,957,569  100,515,911
---------------------------------------------------

NET ASSET VALUE, REDEMPTION PRICE,
 AND OFFERING PRICE PER SHARE
 (NET ASSETS/SHARES OUTSTANDING)                       $12.94        $16.19       $12.24        $10.45         $9.97        $1.00
                                                  ===========   ===========  ===========   ===========   ===========  ===========
-----------------------------------------------------------------------------------------------------------------------------------


See notes to financial statements.


STATEMENTS OF OPERATIONS
For the Year Ended March 31, 1998
                                                                                                            Short/         U.S.
                                                   Small Cap                                   Fixed     Intermediate   Government
                                                     Value         Equity      Balanced        Income    Fixed Income   Obligations
                                                      Fund          Fund         Fund           Fund         Fund          Fund
-----------------------------------------------------------------------------------------------------------------------------------

INVESTMENT INCOME:
 Dividends                                        $   231,420  $  5,763,019  $   234,028             _             _            _
 Interest                                              77,004     2,622,646      601,268    $5,105,941    $1,306,579   $5,930,064
----------------------------------------------    -----------   -----------  -----------   -----------   -----------  -----------
                                                      308,424     8,385,665      835,296     5,105,941     1,306,579    5,930,064
                                                  -----------   -----------  -----------   -----------   -----------  -----------

EXPENSES:
 Investment advisory fees                              96,035     2,151,925      147,073       461,166        99,747      275,046
----------------------------------------------
 Fund administration and accounting fees               50,000       573,847       50,000       153,722        39,899      220,037
----------------------------------------------
 Shareholder servicing fees                            25,668        67,902       26,690        34,416        27,413       39,321
----------------------------------------------
 Federal and state registration fees                   14,015        30,837       14,308        15,475        11,351       26,105
----------------------------------------------
 Professional fees                                     11,142        30,962       11,158        15,475        11,218       11,945
----------------------------------------------
 Administrative services plan fees                     10,604       261,349       16,721        73,799        18,251            _
----------------------------------------------
 Custody fees                                           3,383        86,097        5,874        23,063         5,986       33,005
----------------------------------------------
 Amortization of organization expenses                  1,923         6,946          934         6,946         6,946        6,946
----------------------------------------------
 Reports to shareholders                                1,505        30,651        2,698        10,480         2,912       15,994
----------------------------------------------
 Pricing fees                                           1,237         1,978        3,869         4,676         2,684          311
----------------------------------------------
 Directors' fees                                          429        11,160          759         2,996           785        4,357
----------------------------------------------
 Insurance                                                151        10,739          207         3,406           947        4,595
----------------------------------------------
 Other expenses                                           452         3,851          572         1,685         1,382        1,057
----------------------------------------------    -----------   -----------  -----------   -----------   -----------  -----------
 Total expenses before waiver                         216,544     3,268,244      280,863       807,305       229,521      638,719
----------------------------------------------
 Waiver of expenses                                  (90,826)     (313,626)    (107,673)     (124,288)      (31,721)     (36,249)
----------------------------------------------    -----------   -----------  -----------   -----------   -----------  -----------
 Net Expenses                                         125,718     2,954,618      173,190       683,017       197,800      602,470
----------------------------------------------    -----------   -----------  -----------   -----------   -----------  -----------
NET INVESTMENT INCOME                                 182,706     5,431,047      662,106     4,422,924     1,108,779    5,327,594
----------------------------------------------    -----------   -----------  -----------   -----------   -----------  -----------
REALIZED AND UNREALIZED GAIN (LOSS):
 Net realized gain (loss) on investments              576,625    15,146,102      247,580      (25,309)        10,043            _
----------------------------------------------
 Change in unrealized appreciation
 on investments                                     1,932,576    51,301,415    2,925,211     4,616,812       476,475            _
----------------------------------------------    -----------   -----------  -----------   -----------   -----------  -----------
 Net Gain on Investments                            2,509,201    66,447,517    3,172,791     4,591,503       486,518            _
----------------------------------------------    -----------   -----------  -----------   -----------   -----------  -----------
NET INCREASE IN NET ASSETS
RESULTING FROM OPERATIONS                          $2,691,907   $71,878,564   $3,834,897    $9,014,427    $1,595,297   $5,327,594
                                                   ==========    ==========   ==========    ==========    ==========   ==========
-----------------------------------------------------------------------------------------------------------------------------------



See notes to financial statements.


STATEMENTS OF CHANGES IN NET ASSETS

                                                     SMALL CAP VALUE FUND            EQUITY FUND                BALANCED FUND
                                                   --------------------------   ------------------------   ------------------------
                                                                  JUNE 10,                                              AUG. 6,
                                                   YEAR ENDED     1996<F1>      YEAR ENDED   YEAR ENDED   YEAR ENDED    1996<F1>
                                                    MAR. 31,         TO          MAR. 31,     MAR. 31,     MAR. 31,        TO
                                                      1998      MAR. 31, 1997      1998         1997         1998    MAR. 31, 1997
-----------------------------------------------------------------------------------------------------------------------------------

OPERATIONS:
 Net investment income                             $  182,706   $    65,818   $5,431,047    $5,308,437   $   662,106  $   109,468
-------------------------------------------------
 Net realized gain (loss) on investments              576,625        59,722   15,146,102    20,637,056       247,580       43,091
-------------------------------------------------
 Change in unrealized appreciation (depreciation)
 on investments                                     1,932,576       124,191   51,301,415     8,274,849     2,925,211     (12,833)
------------------------------------------------- -----------   -----------  -----------   -----------   -----------  -----------
 Net increase in net assets resulting
 from operations                                    2,691,907       249,731   71,878,564    34,220,342     3,834,897      139,726
------------------------------------------------- -----------   -----------  -----------   -----------   -----------  -----------
DISTRIBUTIONS TO SHAREHOLDERS:
 Net investment income                              (181,609)      (65,097)  (5,458,420)   (5,313,779)     (657,708)    (103,973)
-------------------------------------------------
 Net capital gains                                  (454,364)      (20,522) (19,230,779)  (17,157,052)     (134,164)            _
------------------------------------------------- -----------   -----------  -----------   -----------   -----------  -----------
 Total distributions                                (635,973)      (85,619) (24,689,199)  (22,470,831)     (791,872)    (103,973)
------------------------------------------------- -----------   -----------  -----------   -----------   -----------  -----------
CAPITAL SHARE TRANSACTIONS:
 Proceeds from sale of shares                       9,529,746     7,322,097   36,250,380    39,307,623    14,375,680   11,063,418
-------------------------------------------------
 Proceeds from reinvestment of dividends              634,827        85,592   24,523,415    22,427,121       789,660      103,947
-------------------------------------------------
 Redemption of shares                             (2,373,895)     (399,511) (55,089,677)  (38,453,262)   (3,411,519)    (308,394)
------------------------------------------------- -----------   -----------  -----------   -----------   -----------  -----------
 Net increase (decrease) from share transactions    7,790,678     7,008,178    5,684,118    23,281,482    11,753,821   10,858,971
------------------------------------------------- -----------   -----------  -----------   -----------   -----------  -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS             9,846,612     7,172,290   52,873,483    35,030,993    14,796,846   10,894,724
-------------------------------------------------
NET ASSETS:
 Beginning of period                                7,172,790           500  259,199,806   224,168,813    10,894,724            _
------------------------------------------------- -----------   -----------  -----------   -----------   -----------  -----------
 End of period                                    $17,019,402    $7,172,790 $312,073,289  $259,199,806   $25,691,570  $10,894,724
-------------------------------------------------  ==========    ==========   ==========    ==========    ==========   ==========
 Undistributed net investment income,
end of period                                          $3,373        $2,276      $ 1,242      $ 28,615       $10,505       $6,107
                                                   ==========    ==========   ==========    ==========    ==========   ==========
-----------------------------------------------------------------------------------------------------------------------------------

<F1> Commencement of operations


See notes to financial statements.

STATEMENTS OF CHANGES IN NET ASSETS
                                                                                 SHORT/INTERMEDIATE              U.S. GOVERNMENT
                                                       FIXED INCOME FUND          FIXED INCOME FUND             OBLIGATIONS FUND
                                                   --------------------------   ------------------------   ------------------------
                                                   YEAR ENDED    YEAR ENDED     YEAR ENDED   YEAR ENDED   YEAR ENDED   YEAR ENDED
                                                    MAR. 31,      MAR. 31,       MAR. 31,     MAR. 31,     MAR. 31,     MAR. 31,
                                                      1998          1997           1998         1997         1998         1997
-----------------------------------------------------------------------------------------------------------------------------------

OPERATIONS:
 Net investment income                            $ 4,422,924   $ 3,493,559 $  1,108,779    $1,077,899   $ 5,327,594  $ 4,940,378
-------------------------------------------------
 Net realized gain (loss) on investments             (25,309)       231,327       10,043      (64,983)             _      (3,242)
-------------------------------------------------
 Change in unrealized appreciation (depreciation)
 on investments                                     4,616,812   (1,285,148)      476,475     (164,132)             _            _
------------------------------------------------- -----------   -----------  -----------   -----------   -----------  -----------
 Net increase in net assets resulting
 from operations                                    9,014,427     2,439,738    1,595,297       848,784     5,327,594    4,937,136
------------------------------------------------- -----------   -----------  -----------   -----------   -----------  -----------
DISTRIBUTIONS TO SHAREHOLDERS:
 Net investment income                            (4,427,433)   (3,598,700)  (1,112,789)   (1,105,302)   (5,327,594)  (4,940,378)
-------------------------------------------------
 Net capital gains                                          _             _            _             _             _            _
------------------------------------------------- -----------   -----------  -----------   -----------   -----------  -----------
 Total distributions                              (4,427,433)   (3,598,700)  (1,112,789)   (1,105,302)   (5,327,594)  (4,940,378)
------------------------------------------------- -----------   -----------  -----------   -----------   -----------  -----------
CAPITAL SHARE TRANSACTIONS:
 Proceeds from sale of shares                      11,070,510    12,299,589    3,159,589     4,544,931   378,648,091  392,817,505
-------------------------------------------------
 Proceeds from reinvestment of dividends            4,382,227     3,579,341    1,063,195     1,088,509       158,162      443,533
-------------------------------------------------
 Redemption of shares                            (17,892,679)  (15,537,577)  (6,238,476)   (6,390,503) (403,722,643)(355,559,420)
------------------------------------------------- -----------   -----------  -----------   -----------   -----------  -----------
 Net increase (decrease) from share transactions  (2,439,942)       341,353  (2,015,692)     (757,063)  (24,916,390)   37,701,618
------------------------------------------------- -----------   -----------  -----------   -----------   -----------  -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS             2,147,052     (817,609)  (1,533,184)   (1,013,581)  (24,916,390)   37,698,376
-------------------------------------------------
NET ASSETS:
 Beginning of period                               75,524,310    76,341,919   21,042,231    22,055,812   125,413,109   87,714,733
------------------------------------------------- -----------   -----------  -----------   -----------   -----------  -----------
 End of period                                    $77,671,362   $75,524,310  $19,509,047   $21,042,231  $100,496,719 $125,413,109
-------------------------------------------------  ==========    ==========   ==========    ==========    ==========   ==========
 Undistributed net investment income,
 end of period                                        $81,858       $86,367      $18,263       $22,273        $3,984       $3,984
                                                   ==========    ==========   ==========    ==========    ==========   ==========
-----------------------------------------------------------------------------------------------------------------------------------




FINANCIAL HIGHLIGHTS<F1>

                                                     SMALL CAP VALUE FUND                         EQUITY FUND
                                                    --------------------------  ---------------------------------------------------
                                                                  JUNE 10,                                 APRIL 10,   JULY 1, 1994
                                                   YEAR ENDED     1996<F2>      YEAR ENDED   YEAR ENDED    1995<F2>         TO
                                                    MAR. 31,         TO          MAR. 31,     MAR. 31,        TO         APRIL 9,
                                                      1998      MAR. 31, 1997      1998         1997     MAR. 31, 1996     1995
-----------------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                   $10.52        $10.00       $13.74        $13.07        $11.39       $10.48
-------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
 Net investment income                                   0.19          0.15         0.29          0.30          0.28         0.21
-------------------------------------------------
 Net realized and unrealized gains on investments        2.88          0.58         3.50          1.63          2.13         1.48
------------------------------------------------- -----------   -----------  -----------   -----------   -----------  -----------
 Total from investment operations                        3.07          0.73         3.79          1.93          2.41         1.69
------------------------------------------------- -----------   -----------  -----------   -----------   -----------  -----------
LESS DISTRIBUTIONS TO SHAREHOLDERS:
 Dividends from net investment income                    0.19          0.15         0.29          0.30          0.28         0.22
-------------------------------------------------
 Distributions from capital gains                        0.46          0.06         1.05          0.96          0.45         0.56
------------------------------------------------- -----------   -----------  -----------   -----------   -----------  -----------
 Total distributions                                     0.65          0.21         1.34          1.26          0.73         0.78
------------------------------------------------- -----------   -----------  -----------   -----------   -----------  -----------
NET ASSET VALUE, END OF PERIOD                         $12.94        $10.52       $16.19        $13.74        $13.07       $11.39
------------------------------------------------- ===========   ===========  ===========   ===========   ===========  ===========
TOTAL RETURN<F3>                                       29.60%         7.30%       28.89%        14.99%        21.52%       16.48%
-------------------------------------------------
SUPPLEMENTAL DATA AND RATIOS:
 Net assets, end of period (000s)                     $17,019        $7,173     $312,073      $259,200      $224,169     $161,323
-------------------------------------------------
 Ratio of net expenses to average net assets<F4>        1.11%         1.34%        1.03%         1.04%         0.99%        1.03%
-------------------------------------------------
 Ratio of net investment income to average
   net assets<F4>                                       1.62%         2.15%        1.89%         2.17%         2.32%        2.50%
-------------------------------------------------
 Ratio of net expenses to average
   net assets<F4><F5>                                   1.92%         3.76%        1.14%         1.10%         1.07%        1.62%
-------------------------------------------------
 Ratio of net investment income to average
   net assets<F4><F5>                                   0.81%       (0.27)%        1.78%         2.11%         2.24%        1.91%
-------------------------------------------------
 Portfolio turnover rate<F3>                           16.54%         7.45%       15.87%        25.66%        26.60%       14.36%
-------------------------------------------------
 Average commission rate paid on
    portfolio investment transactions<F6>             $0.0600       $0.0662      $0.0603       $0.0677           N/A          N/A
-----------------------------------------------------------------------------------------------------------------------------------

<F1>  Performance data for each Fund prior to April 10, 1995 relates to a corresponding predecessor First Omaha Fund, the assets of which were acquired on that date.
<F2>  Commencement of operations
<F3>  Not annualized
<F4>  Annualized
<F5>  During the period, certain fees were voluntarily reduced.  If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
<F6>  Required by regulations first effective for the fiscal year ended March 31, 1997


See notes to financial statements.

FINANCIAL HIGHLIGHTS<F1>

                                                     EQUITY FUND (CON'T.)           BALANCED FUND            FIXED INCOME FUND
                                                    --------------------------  ------------------------  -------------------------
                                                                DEC. 13, 1992                 AUG. 6,                  JULY 1, 1994
                                                   YEAR ENDED        TO         YEAR ENDED    1996<F2>    YEAR ENDED    YEAR ENDED
                                                    JUNE 30,      JUNE 30,       MAR. 31,   TO MAR. 31,    MAR. 31,      MAR. 31,
                                                      1994          1993           1998         1997         1998          1997
-----------------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                   $10.55        $10.00       $10.41        $10.00       $  9.84       $10.00
-------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
 Net investment income                                   0.20          0.11         0.38          0.21          0.59         0.45
-------------------------------------------------
 Net realized and unrealized gains on investments        0.15          0.54         1.90          0.40          0.61       (0.15)
------------------------------------------------- -----------   -----------  -----------   -----------   -----------  -----------
 Total from investment operations                        0.35          0.65         2.28          0.61          1.20         0.30
------------------------------------------------- -----------   -----------  -----------   -----------   -----------  -----------
LESS DISTRIBUTIONS TO SHAREHOLDERS:
 Dividends from net investment income                    0.20          0.10         0.38          0.20          0.59         0.46
-------------------------------------------------
 Distributions from capital gains                        0.22             _         0.07             _             _            _
------------------------------------------------- -----------   -----------  -----------   -----------   -----------  -----------
 Total distributions                                     0.42          0.10         0.45          0.20          0.59         0.46
------------------------------------------------- -----------   -----------  -----------   -----------   -----------  -----------
NET ASSET VALUE, END OF PERIOD                         $10.48        $10.55       $12.24        $10.41        $10.45      $  9.84
------------------------------------------------- ===========   ===========  ===========   ===========   ===========  ===========
TOTAL RETURN<F3>                                        3.34%         6.55%       22.34%         6.14%        12.50%        3.06%
-------------------------------------------------
SUPPLEMENTAL DATA AND RATIOS:
 Net assets, end of period (000s)                    $129,381      $111,059      $25,692       $10,895       $77,671      $75,524
-------------------------------------------------
 Ratio of net expenses to average net assets<F4>        1.04%         1.01%        0.88%         1.16%         0.89%        0.89%
-------------------------------------------------
 Ratio of net investment income to average
   net assets<F4>                                       1.93%         1.90%        3.37%         3.25%         5.74%        4.48%
-------------------------------------------------
 Ratio of net expenses to average
   net assets<F4><F5>                                   1.54%         1.32%        1.43%         3.04%         1.05%        1.00%
-------------------------------------------------
 Ratio of net investment income to average
   net assets<F4><F5>                                   1.43%         1.59%        2.82%         1.37%         5.58%        4.37%
-------------------------------------------------
 Portfolio turnover rate<F3>                           15.86%         4.94%       10.46%         5.92%        19.03%       12.66%
-------------------------------------------------
 Average commission rate paid on
    portfolio investment transactions<F6>                 N/A           N/A      $0.0601       $0.0686             _            _
-----------------------------------------------------------------------------------------------------------------------------------

<F1>  Performance data for each Fund prior to April 10, 1995 relates to a corresponding predecessor First Omaha Fund, the assets of which were acquired on that date.
<F2>  Commencement of operations
<F3>  Not annualized
<F4>  Annualized
<F5>  During the period, certain fees were voluntarily reduced.  If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
<F6>  Required by regulations first effective for the fiscal year ended March 31, 1997



FINANCIAL HIGHLIGHTS<F1>

                                                                                FIXED INCOME FUND (CONT'D.)
                                                         -------------------------------------------------------------------
                                                               APRIL 10,       JULY 1, 1994
                                                                1995<F2>            TO           YEAR ENDED    DEC. 13, 1992
                                                               TO MAR. 31        APRIL 9,         JUNE 30,      TO  JUNE 30,
                                                                  1996             1995             1994            1993
-----------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                              $   9.63           $9.58           $10.49          $10.00
-------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
 Net investment income                                                0.59            0.51             0.67            0.39
-------------------------------------------------
 Net realized and unrealized gains on investments                     0.35            0.07           (0.88)            0.47
-------------------------------------------------              -----------     -----------      -----------     -----------
 Total from investment operations                                     0.94            0.58           (0.21)            0.86
-------------------------------------------------              -----------     -----------      -----------      ----------
LESS DISTRIBUTIONS TO SHAREHOLDERS:
 Dividends from net investment income                                 0.57            0.53             0.67            0.37
-------------------------------------------------
 Distributions from capital gains                                        _               _             0.03               _
-------------------------------------------------              -----------     -----------      -----------     -----------
 Total distributions                                                  0.57            0.53             0.70            0.37
-------------------------------------------------              -----------     -----------      -----------     -----------
NET ASSET VALUE, END OF PERIOD                                      $10.00           $9.63          $  9.58          $10.49
-------------------------------------------------              ===========     ===========      ===========     ===========
TOTAL RETURN<F3>                                                     9.79%           6.35%          (2.29)%           8.72%
-------------------------------------------------
SUPPLEMENTAL DATA AND RATIOS:
 Net assets, end of period (000s)                                  $76,342         $66,488          $61,714         $59,178
-------------------------------------------------
 Ratio of net expenses to average net assets<F4>                     0.83%           0.87%            0.86%           0.79%
-------------------------------------------------
 Ratio of net investment income to average
   net assets<F4>                                                    5.94%           6.98%            6.52%           6.89%
-------------------------------------------------
 Ratio of net expenses to average
   net assets<F4><F5>                                                0.96%           1.51%            1.41%           1.19%
-------------------------------------------------
 Ratio of net investment income to average
   net assets<F4><F5>                                                5.81%           6.34%            5.97%           6.49%
-------------------------------------------------
 Portfolio turnover rate<F3>                                        37.35%           7.04%           13.09%           2.62%
-------------------------------------------------
 Average commission rate paid on
    portfolio investment transactions<F6>                              N/A             N/A              N/A             N/A
-----------------------------------------------------------------------------------------------------------------------------------

<F1>  Performance data for each Fund prior to April 10, 1995 relates to a corresponding predecessor First Omaha Fund, the assets of which were acquired on that date.
<F2>  Commencement of operations
<F3>  Not annualized
<F4>  Annualized
<F5>  During the period, certain fees were voluntarily reduced.  If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
<F6>  Required by regulations first effective for the fiscal year ended March 31, 1997


See notes to financial statements.



FINANCIAL HIGHLIGHTS<F1> (CONTINUED)


                                                                           SHORT/INTERMEDIATE FIXED INCOME FUND
                                                      -----------------------------------------------------------------------------
                                                                                 APRIL 10,       JULY 1,                DEC. 13,
                                                     YEAR ENDED     YEAR ENDED   1995<F2>         1994      YEAR ENDED    1992
                                                      MAR. 31,       MAR. 31,       TO             TO        JUNE 30,      TO
                                                        1998           1997    MAR. 31, 1996  APRIL 9, 1995    1994  JUNE 30, 1993
-----------------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                    $9.73         $9.85        $9.66         $9.62        $10.18       $10.00
-------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
 Net investment income                                   0.56          0.49         0.52          0.42          0.55         0.33
-------------------------------------------------
 Net realized and unrealized gains (losses)
   on investments                                        0.24        (0.10)         0.17          0.05        (0.56)         0.16
------------------------------------------------- -----------   -----------  -----------   -----------   -----------  -----------
 Total from investment operations                        0.80          0.39         0.69          0.47        (0.01)         0.49
------------------------------------------------- -----------   -----------  -----------   -----------   -----------  -----------
LESS DISTRIBUTIONS TO SHAREHOLDERS:
 Dividends from net investment income                    0.56          0.51         0.50          0.43          0.55         0.31
-------------------------------------------------
 Distributions from capital gains                           _             _            _             _             _            _
------------------------------------------------- -----------   -----------  -----------   -----------   -----------  -----------
 Total distributions                                     0.56          0.51         0.50          0.43          0.55         0.31
------------------------------------------------- -----------   -----------  -----------   -----------   -----------  -----------
NET ASSET VALUE, END OF PERIOD                          $9.97         $9.73        $9.85         $9.66       $  9.62       $10.18
------------------------------------------------- ===========   ===========  ===========   ===========   ===========  ===========
TOTAL RETURN<F3>                                        8.37%         4.00%        7.24%         5.05%       (0.22)%        5.00%
-------------------------------------------------
SUPPLEMENTAL DATA AND RATIOS:
 Net assets, end of period (000s)                     $19,509       $21,042      $22,056       $22,130       $21,938      $24,581
-------------------------------------------------
 Ratio of net expenses to average net assets<F4>        0.99%         0.97%        0.89%         0.88%         0.83%        0.79%
-------------------------------------------------
 Ratio of net investment income to average
   net assets<F4>                                       5.54%         5.01%        5.34%         5.63%         5.44%        5.91%
-------------------------------------------------
 Ratio of net expenses to average
   net assets<F4><F5>                                   1.15%         1.08%        1.02%         1.51%         1.38%        1.19%
-------------------------------------------------
 Ratio of net investment income to average
   net assets<F4><F5>                                   5.38%         4.90%        5.21%         5.00%         4.89%        5.51%
-------------------------------------------------
 Portfolio turnover rate<F3>                           26.58%         4.73%       41.45%         9.93%        20.52%       15.58%
-------------------------------------------------
 Average commission rate paid on
    portfolio investment transactions<F6>                   _             _          N/A           N/A           N/A          N/A
-----------------------------------------------------------------------------------------------------------------------------------

<F1> Performance data for each Fund prior to April 10, 1995 relates to a corresponding predecessor First Omaha Fund, the assets of which were acquired on that date.
<F2> Commencement of operations
<F3> Not annualized
<F4> Annualized
<F5> During the period, certain fees were voluntarily reduced.  If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
<F6> Required by regulations first effective for the fiscal year ended March 31, 1997


See notes to financial statements.

FINANCIAL HIGHLIGHTS<F1> (CONTINUED)


                                                                              U.S. GOVERNMENT OBLIGATIONS FUND
                                                      -----------------------------------------------------------------------------
                                                                                 APRIL 10,       JULY 1,
                                                     YEAR ENDED     YEAR ENDED   1995<F2>         1994      YEAR ENDED YEAR ENDED
                                                      MAR. 31,       MAR. 31,       TO             TO        JUNE 30,   JUNE 30,
                                                        1998           1997    MAR. 31, 1996  APRIL 9, 1995    1994       1993
-----------------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                    $1.00         $1.00        $1.00         $1.00         $1.00        $1.00
-------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
 Net investment income                                   0.05          0.05         0.05          0.04          0.03         0.03
-------------------------------------------------
 Net realized and unrealized gains (losses)
   on investments                                           -             -            -             -             -            -
------------------------------------------------- -----------   -----------  -----------   -----------   -----------  -----------
 Total from investment operations                        0.05          0.05         0.05          0.04          0.03         0.03
------------------------------------------------- -----------   -----------  -----------   -----------   -----------  -----------
LESS DISTRIBUTIONS TO SHAREHOLDERS:
 Dividends from net investment income                    0.05          0.05         0.05          0.04          0.03         0.03
-------------------------------------------------
 Distributions from capital gains                           -             -            -             -             -            -
------------------------------------------------- -----------   -----------  -----------   -----------   -----------  -----------
 Total distributions                                     0.05          0.05         0.05          0.04          0.03         0.03
------------------------------------------------- -----------   -----------  -----------   -----------   -----------  -----------
NET ASSET VALUE, END OF PERIOD                          $1.00         $1.00        $1.00         $1.00         $1.00        $1.00
------------------------------------------------- ===========   ===========  ===========   ===========   ===========  ===========
TOTAL RETURN<F3>                                        4.95%         4.76%        5.14%         3.51%         2.74%        2.72%
-------------------------------------------------
SUPPLEMENTAL DATA AND RATIOS:
 Net assets, end of period (000s)                    $100,497      $125,413      $87,715       $76,105       $89,195      $91,785
-------------------------------------------------
 Ratio of net expenses to average net assets<F4>        0.55%         0.58%        0.54%         0.63%         0.60%        0.61%
-------------------------------------------------
 Ratio of net investment income to average
   net assets<F4>                                       4.83%         4.66%        5.12%         4.46%         2.68%        2.67%
-------------------------------------------------
 Ratio of net expenses to average
   net assets<F4><F5>                                   0.58%         0.59%        0.59%         1.23%         1.13%        0.96%
-------------------------------------------------
 Ratio of net investment income to average
   net assets<F4><F5>                                   4.80%         4.65%        5.07%         3.86%         2.15%        2.32%
-------------------------------------------------
 Portfolio turnover rate<F3>                                -             -            -             -             -            -
-------------------------------------------------
 Average commission rate paid on
    portfolio investment transactions<F6>                   -             -          N/A           N/A           N/A          N/A
-----------------------------------------------------------------------------------------------------------------------------------

<F1> Performance data for each Fund prior to April 10, 1995 relates to a corresponding predecessor First Omaha Fund, the assets of which were acquired on that date.
<F2> Commencement of operations
<F3> Not annualized
<F4> Annualized
<F5> During the period, certain fees were voluntarily reduced.  If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
<F6> Required by regulations first effective for the fiscal year ended March 31, 1997

See notes to financial statements.


NOTES TO FINANCIAL STATEMENTS
March 31, 1998

1.ORGANIZATION

First Omaha Funds, Inc. (the "Company") was organized in October, 1994 as a Nebraska corporation and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company issuing its shares in series, each series representing a distinct portfolio with its own investment objectives and policies. At March 31, 1998, the only series presently authorized are the Small Cap Value Fund, the Equity Fund, the Balanced Fund, the Fixed Income Fund, the Short/Intermediate Fixed Income Fund, the U.S. Government Obligations Fund (individually referred to as a
"Fund" and collectively as the "Funds") and the Growth Fund. These financial statements only present the financial position of the Funds.

2.SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. These policies are in conformity with generally accepted accounting principles.

(A) INVESTMENT VALUATION

Securities traded over-the-counter or on a national securities exchange are valued on the basis of market value in their principal and most representative market. Securities where the principal and most representative market is a national securities exchange are valued at the latest reported sale price on such exchange. Exchange-traded securities for which there were no transactions are valued at the latest reported bid price.

Securities traded on only over-the-counter markets are valued at the latest bid price. Debt securities (other than short-term instruments) are valued at prices furnished by a pricing service, subject to review by the Funds' investment adviser, First National Bank of Omaha (the "Adviser"), and determination of the appropriate price whenever a furnished price is significantly different from the previous day's furnished price. Short-term obligations (maturing within 60 days) are valued on an amortized cost basis. Securities for which quotations are not readily available and other assets are valued at fair value as determined in good faith by the Adviser under the supervision of the Board of Directors.

Pursuant to Rule 2a-7 of the 1940 Act, investments of the U.S. Government Obligations Fund are valued at either amortized cost, which approximates market value, or at original cost, which combined with accrued interest, approximates market value. Under the amortized cost valuation method, discount or premium is amortized on a constant basis to the maturity of the security. In addition, the Fund may not (i) purchase any instrument with a remaining maturity greater than 13 months unless such investment is subject to a demand feature, or (ii) maintain a dollar-weighted average portfolio maturity which exceeds 90 days.

(B) REPURCHASE AGREEMENTS

The Funds may acquire repurchase agreements from financial institutions such as banks and broker/dealers which the Adviser deems creditworthy under guidelines approved by the Board of Directors, subject to the seller's agreement to repurchase such securities at a mutually agreed-upon date and price. The repurchase price generally equals the price paid by each Fund plus interest negotiated on the basis of current short-term rates, which may be more or less than the rate on the underlying portfolio securities. The seller, under a repurchase agreement, is required to maintain the value of collateral held pursuant to the agreement at not less than the repurchase price (including accrued interest). Securities subject to repurchase agreements are held by the Funds' custodian or another qualified custodian or in the Federal Reserve/Treasury book-entry system. Repurchase agreements are considered to be loans by the Funds under the 1940 Act.

(C) ORGANIZATION COSTS

Costs incurred by the Funds in connection with their organization, registration and the initial public offering of shares have been deferred and will be amortized on a straight-line basis over a period of five years from the date upon which the Funds commenced their investment activities. Organization costs have been allocated equally among the respective Funds or by specific identification, as applicable. If any of the original shares of a Fund are redeemed by any holder thereof prior to the end of the amortization period, the redemption proceeds will be reduced by the pro rata share of the unamortized expenses as of the date of redemption. The pro rata share by which the proceeds are reduced will be derived by dividing the number of original shares of the Fund being redeemed by the total number of original shares outstanding at the time of redemption.

(D) EXPENSES

The Funds are charged for those expenses that are directly attributable to each portfolio, such as advisory and custodian fees. Expenses that are not directly attributable to a portfolio are typically allocated among the portfolios in proportion to their respective net assets.

(E) DISTRIBUTIONS TO SHAREHOLDERS

The U.S. Government Obligations Fund declares dividends of net investment income daily. The remaining Funds declare dividends monthly; all of the Funds pay dividends of net investment income monthly. Distributions of net realized capital gains, if any, will be declared at least annually. Distributions to shareholders are recorded on the ex-dividend date.

The character of distributions made during the year from net investment income or net realized gains may differ from the characterization for federal income tax purposes due to differences in the recognition of income, expense or gain items for financial statement and tax purposes. Where appropriate, reclassifications between net asset accounts are made for such differences that are permanent in nature. Accordingly, at March 31, 1998, reclassifications were recorded to increase undistributed net investment income and decrease paid-in capital in excess of par by $1,923, $2,014, $934, $2,014, $2,014 and $2,014 in
the Small Cap Value Fund, the Equity Fund, the Balanced Fund, the Fixed Income Fund, the Short/Intermediate Fixed Income Fund and the U.S. Government Obligations Fund, respectively.

(F) FEDERAL INCOME TAXES

Each Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and to make the requisite distributions of the income to its shareholders which will be sufficient to relieve it from all or substantially all federal income taxes.

As of March 31, 1998, each of the Fixed Income Fund, Short/Intermediate Fixed Income Fund and U.S. Government Obligations Fund had federal income tax capital loss carryforwards of $39,879, $342,917 and $19,280, respectively. The $39,879 federal income tax loss carryforward for the Fixed Income Fund expires as follows: $31,650 in 2004 and $8,229 in 2006. The $342,917 federal income tax loss carryforward for the Short/Intermediate Fixed Income Fund expires as follows: $30,031 in 2002, $147,691 in 2003, $109,194 in 2004 and $56,001 in
2005. The $19,280 federal income tax loss carryforward for the U.S. Government Obligations Fund expires as follows: $16,038 in 2003 and $3,242 in 2006. It is management's intention to make no distribution of any future realized capital gains until the federal income tax loss carryforwards are exhausted.

(G) USE OF ESTIMATES

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported changes in net assets during the reporting period. Actual results could differ from those estimates.

(H) OTHER

Investment transactions are accounted for on the trade date plus one. The Funds determine the gain or loss realized from investment transactions by comparing the original cost of the security lot sold with the net sale proceeds. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis. Original issue discount is amortized over the expected life of each applicable security.

3.INVESTMENT ADVISORY AND OTHER AGREEMENTS

The Funds have an agreement with the Adviser to furnish investment advisory services to the Funds. Under the terms of this agreement, the Funds will pay the Adviser a monthly fee at the annual rate of the following percentages on average daily net assets: 0.85% for the Small Cap Value Fund, 0.75% for the Equity Fund, 0.75% for the Balanced Fund, 0.60% for the Fixed Income Fund, 0.50% for the Short/-Intermediate Fixed Income Fund and 0.25% for the U.S. Government Obligations Fund. For the year ended March 31, 1998, advisory fees of $62,141, $78,438, $38,430 and $9,975 were waived in the Small Cap Value Fund, the Balanced Fund, the Fixed Income Fund and the Short/Intermediate Fixed
Income Fund, respectively.

First National Bank of Omaha also serves as custodian and transfer agent for each of the Funds. The custodian receives compensation from each of the Funds for such services in an amount equal to a fee, computed daily and payable monthly, at an annual rate of 0.03% of each Fund's average daily net assets. For the year ended March 31, 1998, custody fees of $3,383, $86,097, $5,874, $23,063 and $5,986 were waived in the Small Cap Value Fund, the Equity Fund, the Balanced Fund, the Fixed Income Fund and the Short/Intermediate Fixed Income Fund, respectively. The transfer agent also receives compensation from each of the Funds for such services.

Sunstone Financial Group, Inc. (the "Administrator") acts as Administrator for each of the Funds. As compensation for its administrative and fund accounting services and the assumption of certain administrative expenses, the Administrator is entitled to a fee, computed daily and payable monthly, at an annual rate of 0.20% of each Fund's average daily net assets. The Small Cap Value Fund and the Balanced Fund are each subject to a $50,000 minimum annual fee. For the year ended March 31, 1998, administrative fees of $20,000, $96,844, $15,000, $25,895, $6,635 and $36,249 were waived in the Small Cap Value Fund, the Equity Fund, the Balanced Fund, the Fixed Income Fund, the Short/Intermediate Fixed Income Fund and the U.S. Government Obligations Fund, respectively.

The Adviser and the Administrator may periodically volunteer to reduce all or a portion of their fees with respect to one or more Funds. These waivers may be terminated at any time. The Adviser and the Administrator may not seek reimbursement of such voluntarily reduced fees at a later date. The reduction of such fees will cause the yield of that Fund to be higher than it would be in the absence of such reduction.

Sunstone Distribution Services, LLC (the "Distributor") acts as Distributor for each of the Funds. The Distributor receives no compensation from the Funds under its Distribution Agreement with the Company, but may receive compensation under the Distribution and Service Plan.

4.DISTRIBUTION AND SERVICE PLAN

Pursuant to Rule 12b-1 under the 1940 Act, the Company has adopted a Distribution and Service Plan (the "Plan"), under which each Fund is authorized to pay a periodic amount representing distribution expenses calculated at an annual rate not to exceed 0.25% of the average daily net assets of that Fund. Such amount may be used to pay banks, broker/dealers and other institutions, which may include the Adviser, its correspondent and affiliated banks and the Distributor (each a "Participating Organization") for distribution and/or shareholder service assistance pursuant to an agreement between the Distributor and the Participating Organization. As of March 31, 1998, there are no 12b-1 Agreements with any Participating Organizations.

5.ADMINISTRATIVE SERVICES PLAN

The Company has adopted an Administrative Services Plan pursuant to which each Fund is authorized to pay compensation to banks and other financial institutions, which may include the Adviser, its correspondent and affiliated banks and the Administrator (each a "Service Organization"). Such Service Organizations agree to provide certain ministerial, record keeping and/or administrative support services for their customers or account holders who are the beneficial or record owner of shares of that Fund. In consideration for such services, a Service Organization receives a fee from a Fund, computed daily and paid monthly at an annual rate of up to 0.25% of the average daily net asset value of shares of that Fund owned beneficially or of record by such Service Organization's customers for whom the Service Organization provides such services. Effective November 1, 1996, the Company entered into an agreement under the Plan with the Adviser at an annual rate of 0.10% of the average daily net assets serviced for each of the Small Cap Value Fund, the Equity Fund, the Balanced Fund, the Fixed Income Fund and the Short/Intermediate Fixed Income Fund. For the period ended March 31, 1998, fees of $10,604, $261,349, $16,721,
$73,799 and $18,251 were accrued under this agreement, respectively, and fees of $5,302, $130,685, $8,361, $36,900 and $9,125 were waived by the Adviser, respectively.

6.CAPITAL STOCK

The Company is authorized to issue a total of 1,000,000,000 shares of common stock in series with a par value of $0.00001 per share. The Board of Directors is empowered to issue other series of the Company's shares without share-holder approval.

Each share of stock will have a pro rata interest in the assets of the Fund to which the stock of that series relates and will have no interest in the assets of any other Fund.

Transactions in shares of the Funds for the year ended March 31, 1998 were as follows:


                                                                                                           SHORT/         U.S.
                                              SMALL CAP                                      FIXED      INTERMEDIATE   GOVERNMENT
                                                VALUE          EQUITY        BALANCED       INCOME      FIXED INCOME  OBLIGATIONS
                                                FUND            FUND           FUND          FUND           FUND          FUND
-----------------------------------------------------------------------------------------------------------------------------------
Shares sold                                     781,847      2,375,188      1,284,222      1,077,720        317,106   378,648,091
----------------------------------------
Shares issued to holders in
   reinvestment of dividends                     51,971      1,679,612         68,840        427,624        107,312       158,162
----------------------------------------
Shares redeemed                               (200,574)    (3,648,325)      (300,447)    (1,747,925)      (628,537) (403,722,643)
----------------------------------------  -------------  -------------  -------------  -------------  ------------- -------------
Net increase (decrease)                         633,244        406,475      1,052,615      (242,581)      (204,119)  (24,916,390)
                                          =============  =============  =============  =============  ============= =============
-----------------------------------------------------------------------------------------------------------------------------------


Transactions in shares of the Funds for the period ended March 31, 1997 were as follows:


                                                                                                           SHORT/         U.S.
                                              SMALL CAP                                      FIXED      INTERMEDIATE   GOVERNMENT
                                                VALUE          EQUITY        BALANCED       INCOME      FIXED INCOME  OBLIGATIONS
                                                FUND            FUND           FUND          FUND           FUND          FUND
-----------------------------------------------------------------------------------------------------------------------------------
Shares sold                                     711,381      2,887,017      1,065,983      1,233,635        462,034   392,817,505
----------------------------------------
Shares issued to holders in
   reinvestment of dividends                      8,181      1,648,351          9,941        360,215        111,068       443,533
----------------------------------------
Shares redeemed                                (37,780)    (2,817,814)       (29,268)    (1,554,091)      (649,910) (355,559,420)
----------------------------------------  -------------  -------------  -------------  -------------  ------------- -------------
Net increase (decrease)                         681,782      1,717,554      1,046,656         39,759       (76,808)    37,701,618
                                          =============  =============  =============  =============  ============= =============
-----------------------------------------------------------------------------------------------------------------------------------



NOTES TO FINANCIAL STATEMENTS (CONTINUED)
March 31, 1998

7.INVESTMENT TRANSACTIONS

The aggregate purchases and sales of securities, excluding short-term investments, for the Funds for the year ended March 31, 1998 were as follows:

                                                                                  SHORT/            U.S.
                    SMALL CAP                                      FIXED       INTERMEDIATE      GOVERNMENT
                      VALUE          EQUITY        BALANCED        INCOME      FIXED INCOME      OBLIGATIONS
                       FUND           FUND           FUND           FUND           FUND             FUND
----------------------------------------------------------------------------------------------------------------
Purchases
   U.S. Government           -              -    $ 1,589,712     $7,153,453     $2,775,485              -
   Other            $7,938,948    $37,670,672     12,154,575      7,090,920      2,255,715              -
----------------------------------------------------------------------------------------------------------------
Sales
   U.S. Government           -              -        500,000      8,180,953      1,001,143              -
   Other             1,647,741     41,587,575      1,413,579      8,964,040      6,011,998              -
----------------------------------------------------------------------------------------------------------------


As of March 31, 1998, gross unrealized appreciation and depreciation of investments were as follows:



                                                                                  SHORT/            U.S.
                    SMALL CAP                                      FIXED       INTERMEDIATE      GOVERNMENT
                      VALUE          EQUITY        BALANCED        INCOME      FIXED INCOME      OBLIGATIONS
                       FUND           FUND           FUND           FUND           FUND             FUND
----------------------------------------------------------------------------------------------------------------
Appreciation        $2,270,948    $97,508,063     $3,190,639     $3,420,697       $278,883              -
------------------
(Depreciation)       (214,181)    (3,210,460)      (278,261)      (135,598)       (55,287)              -
------------------ -----------    -----------    -----------    -----------    -----------    -----------
NET APPRECIATION
ON INVESTMENTS      $2,056,767    $94,297,603     $2,912,378     $3,285,099       $223,596              -
                    ==========     ==========     ==========     ==========     ==========     ==========
----------------------------------------------------------------------------------------------------------------

As of March 31, 1998, the cost of investments for federal income tax purposes is substantially the same as for financial statement purposes.

For the period ended March 31, 1998, 100%, 100% and 35% of dividends paid from net investment income, excluding short-term capital gains, qualifies for the dividends received deduction available to corporate shareholders of the Small Cap
Value Fund, the Equity Fund and the Balanced Fund, respectively.


INDEPENDENT AUDITORS' REPORT


To the Shareholders and
Board of Directors of
First Omaha Funds, Inc.

We have audited the accompanying statements of assets and liabilities of First Omaha Funds, Inc. (comprised, respectively, of the Small Cap Value Fund, the Equity Fund, the Balanced Fund, the Fixed Income Fund, the Short/Intermediate Fixed Income Fund and the U.S. Government Obligations Fund; collectively, the "Funds"), including the schedules of portfolio investments as of March 31, 1998, and the related statements of operations and changes in net assets and the financial highlights for each of the periods indicated herein. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of March 31, 1998, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Funds as of March 31, 1998, and the results of their operations, changes in their net assets and the financial highlights for each of the periods indicated herein, in conformity with generally accepted accounting principles.

KPMG Peat Marwick LLP

Omaha, Nebraska
April 9, 1998

                      This page intentionally left blank.


INVESTMENT ADVISER AND CUSTODIAN
First National Bank of Omaha
Attention: Trust Division
One First National Center
Omaha, Nebraska 68102

ADMINISTRATOR
Sunstone Financial Group, Inc.
207 E. Buffalo St., Suite 400
Milwaukee, Wisconsin 53202

DISTRIBUTOR
Sunstone Distribution Services, LLC
207 E. Buffalo St., Suite 400
Milwaukee, Wisconsin 53202

LEGAL COUNSEL
Cline, Williams, Wright, Johnson & Oldfather
One Pacific Place
1125 S. 103rd St., Suite 720
Omaha, Nebraska 68124-1071

AUDITORS
KPMG Peat Marwick LLP
Two Central Park Plaza, Suite 1501
Omaha, Nebraska 68102

This report has been prepared for the general information of First Omaha Funds shareholders. It is not authorized for distribution to prospective investors unless accompanied or preceded by an effective First Omaha prospectus. The prospectus contains more complete information about First Omaha Funds' investment objectives, management fees and expenses, risks and operating policies. Please read the prospectus carefully before investing or sending money.

For more INFORMATION
call 1-800-OMAHA-03
or write to:
First Omaha Funds
P.O. Box 419022
Kansas City, Missouri 64141-6022